                                                                     Rule 497(c)
                                                              File Nos. 33-58004
                                                                    and 811-7474

Statement of
Additional Information
October 1, 1997, as supplemented
November 5, 1997, December 2, 1997
and February 27, 1998

                     Boston 1784 Funds(REGISTRATION MARK)

                               MONEY MARKET FUNDS:

                     Boston 1784 Tax-Free Money Market Fund
                   Boston 1784 U.S. Treasury Money Market Fund
            Boston 1784 Institutional U.S. Treasury Money Market Fund
                       Boston 1784 Prime Money Market Fund
                Boston 1784 Institutional Prime Money Market Fund

                                   BOND FUNDS:

                       Boston 1784 Short-Term Income Fund
                             Boston 1784 Income Fund
               Boston 1784 U.S. Government Medium-Term Income Fund

                                TAX-EXEMPT FUNDS:

                 Boston 1784 Tax-Exempt Medium-Term Income Fund
                 Boston 1784 Connecticut Tax-Exempt Income Fund
                   Boston 1784 Florida Tax-Exempt Income Fund
                Boston 1784 Massachusetts Tax-Exempt Income Fund
                 Boston 1784 Rhode Island Tax-Exempt Income Fund

                                  STOCK FUNDS:

                        Boston 1784 Asset Allocation Fund
                       Boston 1784 Growth and Income Fund
                             Boston 1784 Growth Fund
                        Boston 1784 Small Cap Equity Fund
                        Boston 1784 Large Cap Equity Fund
                      Boston 1784 International Equity Fund
         This Statement of Additional Information provides information regarding the activities and operations of the no-load mutual funds listed above, and should be read in conjunction with the Funds' Prospectuses dated October 1, 1997, November 5, 1997, December 2, 1997 and February 27, 1998. You may obtain a Prospectus without charge by calling 1-800-BKB-1784.
         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                    CONTENTS

                                                              PAGE

 1.  The Trust                                                  3
 2.  Investment Objectives and Policies                         4
 3.  Permitted Investments and Investment Practices             5
 4.  Investment Restrictions                                   20
 5.  Management                                                23
 6.  Fund Transactions; Trading Practices and Brokerage        31
 7.  Performance Information                                   34
 8.  Determination of Net Asset Value                          41
 9.  Purchase and Redemption of Shares                         43
10.  Systematic Withdrawal Plan                                43
11.  Taxes                                                     44
12.  Servicemarks                                              48
13.  Description of Shares                                     48
14.  Trustee and Shareholder Liability                         49
15.  Financial Information                                     49

APPENDIX A -- CERTAIN INFORMATION CONCERNING CONNECTICUT, FLORIDA, MASSACHUSETTS
              AND RHODE ISLAND

APPENDIX B -- DESCRIPTION OF SECURITIES RATINGS

                                  1. THE TRUST

     BOSTON 1784 FUNDS(REGISTRATION MARK) (the "Trust") is an open-end management investment company established under Massachusetts law as a Massachusetts business trust on February 5, 1993. Prior to May 27, 1997, Boston 1784 Funds was known as 1784 Funds. On that date the Trust and each Fund added "Boston" to their names. Boston 1784 Funds currently has nineteen active series. The Trust's Declaration of Trust permits the Trust to offer separate portfolios, or funds, of shares of beneficial interest and different classes of shares of each fund. Each share in a fund represents an equal proportionate interest in that fund. See "Description of Shares."

         This Statement of Additional Information relates to the following funds of the Trust (the "Funds"):
                               MONEY MARKET FUNDS:

                     Boston 1784 Tax-Free Money Market Fund
                   Boston 1784 U.S. Treasury Money Market Fund
            Boston 1784 Institutional U.S. Treasury Money Market Fund
                       Boston 1784 Prime Money Market Fund
                Boston 1784 Institutional Prime Money Market Fund

                                   BOND FUNDS:

                       Boston 1784 Short-Term Income Fund
                             Boston 1784 Income Fund
               Boston 1784 U.S. Government Medium-Term Income Fund

                                TAX-EXEMPT FUNDS:

                 Boston 1784 Tax-Exempt Medium-Term Income Fund
                 Boston 1784 Connecticut Tax-Exempt Income Fund
                   Boston 1784 Florida Tax-Exempt Income Fund
                Boston 1784 Massachusetts Tax-Exempt Income Fund
                 Boston 1784 Rhode Island Tax-Exempt Income Fund

                                  STOCK FUNDS:

                        Boston 1784 Asset Allocation Fund
                       Boston 1784 Growth and Income Fund
                             Boston 1784 Growth Fund
                        Boston 1784 Small Cap Equity Fund
                        Boston 1784 Large Cap Equity Fund
                      Boston 1784 International Equity Fund

     BankBoston, N.A. ("BankBoston") is the investment adviser of each Fund. Kleinwort Benson Investment Management Americas, Inc. is the investment adviser of the International Equity Fund with BankBoston (BankBoston and Kleinwort Benson are each referred to as an "Adviser"). SEI Investments Distribution Co. is the distributor of shares of each Fund.
         References in this Statement of Additional Information to the Prospectuses are to the Funds' Prospectuses dated October 1, 1997, November 5, 1997, December 2, 1997 and February 27, 1998.

         As required by law, each of the Trust, BankBoston and the Trust's administrator and distributor have adopted codes of ethics concerning certain activities of officers, trustees or directors and employees. Copies of these codes of ethics have been filed with the Securities and Exchange Commission.

                      2. INVESTMENT OBJECTIVES AND POLICIES


         The investment objective of BOSTON 1784 TAX-FREE MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

         The investment objective of BOSTON 1784 U.S. TREASURY MONEY MARKET FUND, BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND, BOSTON 1784 PRIME MONEY MARKET FUND AND BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income.

         The investment objective of BOSTON 1784 SHORT-TERM INCOME FUND and BOSTON 1784 INCOME FUND is to maximize current income. Preservation of capital is a secondary objective for each of these Funds.

         The investment objective of BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND is current income consistent with preservation of capital.

         The investment objective of BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND is current income, exempt from federal income tax, consistent with preservation of capital.

         The investment objective of BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND is current income exempt from both federal and Connecticut personal income tax. Preservation of capital is a secondary objective.

         The investment objective of BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND is current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax. Preservation of capital is a secondary objective.

         The investment objective of BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND is current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.

         The investment objective of BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND is current income exempt from federal income tax, from Rhode Island personal income tax and the Rhode Island business corporation tax. Preservation of capital is a secondary objective.

         The investment objective of BOSTON 1784 ASSET ALLOCATION FUND is to achieve a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

         The investment objective of BOSTON 1784 GROWTH AND INCOME FUND is long-term growth of capital with a secondary objective of income.

         The investment objective of BOSTON 1784 GROWTH FUND and BOSTON 1784 SMALL CAP EQUITY FUND is capital appreciation. Dividend income, if any, is incidental to this objective for each of these Funds.

         The investment objective of BOSTON 1784 LARGE CAP EQUITY FUND is income and capital appreciation.

         The investment objective of BOSTON 1784 INTERNATIONAL EQUITY FUND is long-term growth of capital. Dividend income, if any, is incidental to this objective.

         There can be no assurance that any Fund will achieve its investment objective. Each Fund's investment objective may be changed only with the consent of the holders of a majority of that Fund's outstanding shares.

         The investment policies, permitted investments and investment techniques of each of the Funds are described in the Prospectus by which shares of that Fund are offered. The information herein supplements the information contained in the Prospectus.

         Each Tax-Exempt Fund has a fundamental policy of investing at least 80% of its net assets under normal market conditions in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax and not included as a preference item under the alternative minimum tax (collectively, "municipal securities"). A Tax-Exempt Fund may comply with this policy (or with any other policy of such Fund as to investing in securities the interest on which is exempt from taxation in a particular state or which are not subject to intangible personal property taxes of any state) by investing in a partnership, trust, regulated investment company or other entity which invests in such municipal securities, in which case the applicable Fund's investment in such entity shall be deemed an investment in the underlying municipal securities in the same proportion as such entity's investment in such municipal securities bears to its net assets.

         Appendix A contains information concerning Connecticut, Florida, Massachusetts and Rhode Island. Each of the Connecticut, Florida, Massachusetts and Rhode Island Tax-Exempt Income Funds is particularly susceptible to events affecting issuers in its state.

         Appendix B describes the ratings assigned to securities by certain securities rating organizations.

                3. PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

VARIABLE AMOUNT MASTER DEMAND NOTES

         Each Fund (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) may invest in variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, on behalf of a Fund and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

GNMA SECURITIES

         Each Fund may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

MORTGAGE-BACKED SECURITIES

         Each of the Funds (other than the Money Market Funds) may invest in mortgage-backed securities which are rated in one of the three top categories by Standard and Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or FITCH IBCA, Inc. ("FITCH IBCA"), or, if not rated by S&P,
Moody's or FITCH IBCA, of comparable quality as determined by the Adviser or Advisers to the Fund. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.
         Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through certificates to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

ASSET-BACKED SECURITIES

         In addition to mortgage-backed securities, each of the Funds (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) may invest in asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short to intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

         Boston 1784 Short-Term Income Fund and Boston 1784 Income Fund may enter into mortgage "dollar roll" transactions pursuant to which a Fund sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

STRIPS

         Each of the Funds may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. The Adviser or Advisers to a Fund will purchase only those STRIPS that it determines or they determine are liquid or, if illiquid, do not violate such Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, BankBoston, as the Adviser to the Money Market Funds, will purchase for Money Market Funds only those STRIPS that have a remaining maturity of 397 days or less. No Money Market Fund may invest more than 20% of its total assets in STRIPS. While there is no limitation on the percentage of any other Fund's assets that may be comprised of STRIPS, the Adviser or Advisers to each Fund will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights.

REPURCHASE AGREEMENTS

         Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 100% of the resale price stated in the agreement; the Adviser or Advisers to each Fund will monitor compliance with this requirement. Under all repurchase agreements entered into by any Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller under a repurchase agreement defaults, the Fund investing in that repurchase agreement could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale (including accrued interest) are less than the resale price provided in the repurchase agreement (including interest). In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may face delays and incur costs in selling the underlying security or may suffer a loss of principal and interest.

MONEY MARKET FUNDS

         A money market fund is an investment company that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. Each of the Funds (other than Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund) may invest in money market funds, but not more than 5% of its assets in any one money market fund or more than 10% of its assets in other investment companies, including money market funds. When a Fund invests in a money market fund, a shareholder bears not only his or her proportionate share of the Fund's expenses, but also indirectly his or her share of the expenses of the money market fund, including management fees.

TAX-EXEMPT SECURITIES

         MUNICIPAL NOTES AND BONDS

         Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Short-Term Income Fund, Boston 1784 Income Fund and each of the Tax-Exempt Funds may invest in municipal notes, which include but are not limited to general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investment in any of the notes described above will be limited to those obligations which are rated (i) MIG-2 or VMIG-2 or better at the time of investment by Moody's, (ii) SP-2 or better at the time of investment by S&P, or (iii) F-2 or better at the time of investment by FITCH IBCA, or which, if not rated by Moody's, S&P or Fitch, are of at least comparable quality, as determined by the Adviser to the Fund. Municipal bonds, in which these same Funds may invest, must be rated BBB or better by S&P or FITCH IBCA or Baa or better by Moody's at the time of investment or, if not rated by Moody's, S&P or FITCH IBCA, must be determined by the Adviser to the Funds to have essentially the same characteristics and quality as bonds having the above ratings. Bonds rated BBB by S&P or FITCH IBCA or Baa by Moody's may have speculative characteristics. The Adviser to these Funds may purchase industrial development and pollution control bonds for these Funds if the interest paid thereon is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
         Municipal securities also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the Trust has adopted and follows procedures for determining whether municipal lease securities purchased by a Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security, and other factors which the Adviser to the Fund may deem relevant.
         TAX-EXEMPT COMMERCIAL PAPER in which a Tax-Exempt Fund, Boston 1784 Prime Money Market Fund and Boston 1784 Institutional Prime Money Market Fund may invest will be limited to investments in obligations which are rated at least A-2 by S&P, Prime-2 by Moody's, or F-2 by FITCH IBCA, at the time of investment or which are of comparable quality as determined by the Adviser to the Fund.

         Each of the Tax-Exempt Funds, Boston 1784 Prime Money Market Fund and Boston 1784 Institutional Prime Money Market Fund may invest in FLOATING RATE NOTES. Investments in such floating rate instruments will normally involve industrial development or revenue (now known as "private activity") bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. For purposes of determining the maturity of these obligations, the Fund may use the longer of (a) the period required before the Fund is entitled to prepayment under such obligations or (b) the period remaining until the next interest rate adjustment date. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Fund Adviser's opinion be equivalent to the long-term bond or commercial paper ratings on securities in which the Fund may invest. The Adviser to the Fund will monitor the earning power, cash flow and liquidity ratios of the issuers of floating rate instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser to the Fund may also purchase other types of tax-exempt instruments for these Funds as long as they are of a quality equivalent to the bonds or commercial paper in which these Funds may invest.

         STANDBY COMMITMENTS

         Funds investing in municipal securities may acquire such securities subject to a "standby commitment." The Adviser or, if applicable, each of the Advisers, to these Funds has the authority to purchase for these Funds securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve their right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which the Adviser or, if applicable, each Adviser, to such Fund believes present minimum credit risks. Each Adviser would use its best efforts initially to determine and to continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. The Fund could, however, at any time sell the underlying security in the open market or wait until the security matures, at which time it should realize the full par value of the security.

         Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of Fund securities that a Fund may purchase subject to puts but the amount paid directly or indirectly for puts which are not integral parts of a security as originally issued held in a Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

         For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, "maturity" will be considered to be the first date on which the Fund has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

OPTIONS

         Each of the Stock Funds, Boston 1784 Short-Term Income Fund and Boston 1784 Income Fund may, for hedging purposes and in order to generate additional income, write call options on a covered basis. Each of the Tax-Exempt Funds and Boston 1784 U.S. Government Medium-Term Income Fund may, for hedging purposes only, write call options on a covered basis, and will not engage in option writing strategies for speculative purposes.

         Each of the Stock Funds, Tax-Exempt Funds, Boston 1784 Short-Term Income Fund, Boston 1784 Income Fund and Boston 1784 U.S. Government Medium-Term Income Fund may write covered call options from time to time on its assets as determined by the Adviser or Advisers to such Fund to be appropriate in seeking to achieve such Fund's investment objective, provided that the aggregate value of such options may not exceed 10% of such Fund's net assets as of the time such Fund enters into such options.

         The purchaser of a call option has the right to buy, and the writer (in this case a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.

         A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the cost of the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         Each of the Stock Funds, Tax-Exempt Funds, Boston 1784 Short-Term Income Fund, Boston 1784 Income Fund and Boston 1784 U.S. Government Medium-Term Income Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

OPTIONS ON STOCK INDICES

           The Stock Funds may engage in transactions involving options on stock indices. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the underlying common stocks. The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 5% of a Fund's total assets.

           Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the option premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

           As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

           A stock index fluctuates with changes in the market values of the stock included in the index. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

           A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the securities held by the Fund. Since the Fund will not duplicate all of the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

           Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to the Adviser or the Advisers of such Fund, at the time of investment, to be a liquid secondary market for such options.

FUTURES CONTRACTS

         Subject to applicable laws, each of the Funds may enter into bond and interest rate futures contracts. The Funds intend to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission ("CFTC").

         When a Fund purchases or sells a futures contract, the Trust must allocate assets of that Fund as an initial deposit on the contract. The initial deposit may be as low as approximately 5% or less of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin", based on decrease or increase in the value of the futures contract.

         Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

         A Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, its Adviser's or Advisers', as applicable, judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that a Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         The Funds may also, subject to any applicable laws, purchase and write options on futures contracts for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

         The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

FOREIGN SECURITIES

         As provided in the Prospectuses, each of the Funds (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) may invest in certain obligations or securities of foreign issuers. Boston 1784 International Equity Fund intends to invest a substantial portion of its assets in securities and obligations of foreign issuers. Permissible investments include obligations of foreign branches of U.S. banks and of foreign banks, including certificates of deposit and time deposits (including Eurodollar time deposits).

         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities, will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

         It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

         The current policy of Boston 1784 International Equity Fund is not to invest more than 10% of its assets in investment companies and investment trusts which primarily hold foreign securities except that the Fund may invest all of its investable assets in a Qualifying Portfolio (as defined below). Investments in such entities may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

         American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Fund to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

         A Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Stock Funds, Boston 1784 Income Fund and Boston 1784 Short-Term Income Fund may invest in securities issued by entities based in developing countries throughout the world. All of the risks of investing in securities of foreign issuers are heightened for securities of issuers in developing countries. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Since investments in foreign companies usually involve currencies of foreign countries, the value of the assets of a Fund with investments in foreign companies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although such Fund's assets are valued daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot basis or for settlement on a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not currently intend to speculate in foreign currency exchange rates or forward contracts.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         When the Adviser or each of the Advisers to a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. A Fund does not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in the applicable currency. Under normal circumstances, consideration of the prospect for currency parities is incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, each Adviser to such Funds believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of such Funds will be served.

         A Fund generally does not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund either sells the security and makes delivery of the foreign currency, or it retains the security and terminates its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         If a Fund retains the security and engages in an offsetting transaction, the Fund incurs a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency for the Fund on the spot market (and cause the Fund to bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         The Funds' dealings in foreign currency contracts are limited to the transactions described above. Of course, no Fund is required to enter into such transactions with regard to the Fund's foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser or Advisers to such Fund. It should also be realized that this method of protecting the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

WHEN-ISSUED SECURITIES

         Each Fund may invest in securities on a when-issued basis, in which case delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. The Funds will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

         While awaiting delivery of securities purchased on a when-issued basis, a Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities (for Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund, cash and U.S. Government securities) equal to the amount of the commitments to purchase securities on such basis. If the value of these assets declines, the Fund will place additional assets of the type described in the preceding sentence in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

RESTRICTED SECURITIES

         Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, each Stock Fund and each Bond Fund may invest up to 20% of its total assets in restricted securities provided it is determined by the Adviser or Advisers to that Fund that at the time of investment such securities are not illiquid (generally, an illiquid security is one that cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser or Advisers will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the intention of the Adviser or Advisers is to rely upon the exemption from registration provided by Rule 144A promulgated under the 1933 Act. Restricted securities not determined to be liquid may be purchased subject to each Fund's limitation on all illiquid securities (15% of net assets for each Stock, Bond and Tax-Exempt Fund and 10% for each Money Market Fund).

SECURITIES LENDING

         Each Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of a Fund's total assets. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or Advisers to a Fund to be of good standing and when, in the judgment of the Adviser or Advisers, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. A Fund may use the Distributor or a broker/dealer affiliate of an Adviser as a broker in these transactions.

OTHER INVESTMENTS

         The Funds (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) are not prohibited from investing in obligations of banks which are clients of SEI Investments Company ("SEI"). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase.

                           4. INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

         The following are fundamental policies of each of the Funds and may not be changed with respect to any Fund without approval by holders of a majority of the outstanding voting securities of that Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

1. A Fund may not purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities and, for each of the Money Market Funds, to investments in obligations issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks, to the extent that a Fund may under the 1940 Act, reserve freedom of action to concentrate its investments in such securities, and in the case of Boston 1784 Tax-Free Money Market Fund, tax-exempt securities issued by governments or political subdivisions of governments. Each of the Money Market Funds has reserved its freedom of action to concentrate its investments in government securities and bank instruments described in the foregoing sentence. This limitation also does not apply to an investment of all of the investable assets of each of Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, Boston 1784 Small Cap Equity Fund, Boston 1784 Large Cap Equity Fund and Boston 1784 International Equity Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to such Fund (in each case, a "Qualifying Portfolio"). For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

2. A Fund may not make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

3. A Fund may not acquire more than 10% of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5% of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that (a) the foregoing limitation shall not apply to Boston 1784 Massachusetts Tax-Exempt Income Fund, Boston 1784 Connecticut Tax-Exempt Income Fund, Boston 1784 Rhode Island Tax-Exempt Income Fund or Boston 1784 Florida Tax-Exempt Income Fund; (b) the foregoing limitation shall not apply to 25% of the total assets of each of the Stock Funds, Bond Funds, Boston 1784 Tax-Exempt Medium-Term Income Fund, Boston 1784 Tax-Free Money Market Fund, Boston 1784 Prime Money Market Fund or Boston 1784 Institutional Prime Money Market Fund; and (c) the foregoing limitation does not apply to an investment of all of the investable assets of Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, Boston 1784 Small Cap Equity Fund, Boston 1784 Large Cap Equity Fund, or Boston 1784 International Equity Fund in a Qualifying Portfolio.

4.   A Fund may not invest in companies for the purpose of exercising control.

5. A Fund may not borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of that Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.

6. In the case of Boston 1784 Asset Allocation Fund, Boston 1784 Growth and Income Fund, Money Market Funds (other than Boston 1784 Prime Money Market Fund and Boston 1784 Institutional Prime Money Market Fund), Boston 1784 U.S. Government Medium-Term Income Fund, Boston 1784 Tax-Exempt Medium-Term Income Fund and Boston 1784 Massachusetts Tax-Exempt Income Fund, such a Fund may not pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (5) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

7. A Fund may not purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, any Fund may invest in companies which invest in real estate commodities or commodities contracts. Each of the Funds may invest in futures contracts and options thereon to the extent described in the Prospectuses and elsewhere in this Statement of Additional Information.

8. A Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

                                      -22

9. A Fund may not act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

10. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Funds is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such Fund, provided, that with respect to Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, Boston 1784 Small Cap Equity Fund, Boston 1784 Large Cap Equity Fund and Boston 1784 International Equity Fund, the limitations do not apply to an investment of all of the investable assets of such Fund in a Qualifying Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

     It is the position of the Securities and Exchange Commission's Staff that certain non-governmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the Securities and Exchange Commission exempting such instruments from the definition of investment company.

11. A Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

12. A Fund may not write or purchase puts, calls, or other options or combinations thereof, except that each Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectuses or elsewhere in this Statement of Additional Information and each Fund may purchase and sell other options as described in the Prospectuses.

NON-FUNDAMENTAL POLICIES

         The following policies are not fundamental and may be changed with respect to any Fund without approval by the shareholders of that Fund:

         No Fund may invest in warrants, except that (i) each of the Stock Funds may invest in warrants in an amount not exceeding 5% of the Fund's net assets as valued at the lower of cost or market value; included in these amounts, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange; and (ii) Boston 1784 Short-Term Income Fund and Boston 1784 Income Fund may each invest in warrants in an amount not exceeding 2% of its net assets; this limitation does not apply to warrants acquired in units or attached to securities. Such warrants may not be listed on the New York Stock Exchange or American Stock Exchange.

         No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Fund's net assets (10% for Money Market Funds), provided that this limitation does not apply to an investment of all of the investable assets of Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, Boston 1784 Small Cap Equity Fund, Boston 1784 Large Cap Equity Fund or Boston 1784 International Equity Fund in a Qualifying Portfolio. The foregoing limitation does not apply to restricted securities, including those issued pursuant to Rule 144A under the 1933 Act, if it is determined by or under procedures established by the Board of Trustees of the Trust that, based on trading markets for the specific restricted security in question, such security is not illiquid.

         No Fund may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

         No Fund may invest in interests in oil, gas or other mineral exploration or development programs. No Fund may invest in oil, gas or mineral leases.

         No Fund may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except that the foregoing limitation shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) municipal securities which are rated by at least one nationally-recognized bond rating service; or (c) an investment of all of the investable assets of Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, Boston 1784 Small Cap Equity Fund, Boston 1784 Large Cap Equity Fund or Boston 1784 International Equity Fund in a Qualifying Portfolio.

         The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

                                  5. MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST

         The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Their titles may have varied during the period. An asterisk indicates a Trustee who may be deemed to be an "interested person" (as defined in the 1940 Act) of the Trust.

DAVID H. CARTER - Trustee - 224 Polpis Road, Nantucket, Massachusetts 02554 (date of birth March 21, 1933). Main Board Director, Touche Remnant & Co. (investment advisor), 1982-1988; Managing Director, Bearbull (UK) Ltd., London (investment advisor), 1988-January 1993.

TARRANT CUTLER - Trustee - 5 Masconomo Street, Manchester, Massachusetts 01944 (date of birth June 12, 1926). Senior Executive Vice President, Massachusetts Financial Services Company, retired in 1991.

KENNETH A. FROOT - Trustee - Harvard University Graduate School of Business, Boston, Massachusetts 02163 (date of birth July 5, 1957). The Industrial Bank of Japan Professor of Finance and Director of Research, Harvard University Graduate School of Business, since 1993; Thomas Henry Carroll-Ford Visiting Professor of Business Administration, Harvard University Graduate School of Business, 1991-1993; Associate Professor of Management with Tenure, Sloan School of Management, Massachusetts Institute of Technology, 1991-May 1992; Ford International Development Chair, Sloan School, 1987-1990; Research Associate, National Bureau of Economic Research, 1990-present.

SARA L. JOHNSON - Trustee - 30 Eaton Court, Wellesley Hills, Massachusetts (date of birth November 16, 1951). Chief Regional Economist (since 1995) and principal (since 1992), Director of Regional Forecasting, Managing Economist for Regional Information Group's Eastern Regions (1988-1991) and Senior Economist, U.S. Economic Service (1983-1988), DRI/McGraw Hill; formerly, Trustee of BayFunds.

KATHRYN F. MUNCIL - Trustee - c/o Fort William Henry Corporation, Canada Street, Lake George, New York 12845 (date of birth November 30, 1958). Chief Financial Officer, Fort William Henry Corporation, since 1993; Treasurer, Spaulding Investment Company (property management), 1985-1993.

*ROBERT A. NESHER - Trustee, President & Chief Executive Officer- 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 (date of birth August 17, 1946). Mr. Nesher currently performs various services on behalf of SEI for which he is compensated. Retired since 1994. Director and Executive Vice President of SEI 1986 to July 1994. Director and Executive Vice President of the Administrator and Distributor 1981 to July 1994.

ALVIN J. SILK - Trustee - Graduate School of Business Administration, Harvard University, Soldiers Field Road, Boston, Massachusetts (date of birth December 31, 1935). Co-Chairman, Marketing Area and Lincoln Filene Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-present); formerly, Trustee of BayFunds; formerly, Erwin H. Schell Professor of Management, Sloan School of Management, Massachusetts Institute of Technology; formerly, Director, BayBank Systems, Inc.; Trustee, Marketing Science Institute; Director, Reed and Barton, Inc.

TODD CIPPERMAN - Vice President and Assistant Secretary - 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 (date of birth February 14, 1966). Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate,

Dewey Ballantine (law firm)(1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

ROGER P. JOSEPH - Secretary - 150 Federal Street, Boston, Massachusetts 02110 (date of birth October 3, 1951). Partner, Bingham Dana LLP, counsel to the Trust, since 1983.

DAVID G. LEE - Senior Vice President & Assistant Secretary - 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 (date of birth April 16, 1952). Senior Vice President of the Administrator and the Distributor since 1993. Vice President of the Administrator and the Distributor from 1991 to 1993. President of GW Sierra Trust Funds before 1991.

STEPHEN G. MEYER - Controller - 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Vice President and Controller, Chief Accounting Officer of SEI since 1992 (date of birth July 12, 1965). Senior Associate, Coopers & Lybrand L.L.P. from 1990 to 1992. Internal Audit, Vanguard Group of Investments prior to 1990.

SANDRA K. ORLOW - Vice President, Assistant Secretary - 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 (date of birth October 18, 1953). Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

KEVIN P. ROBINS - Vice President & Assistant Secretary - 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 (date of birth April 15, 1961). Senior Vice President of SEI, the Administrator and the Distributor, since 1994. Vice President of SEI, the Administrator and the Distributor, from 1991 to 1994. Vice President of SEI, the Administrator and the Distributor, from 1992 to 1994. Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

KATHRYN L. STANTON - Vice President, Assistant Secretary - 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 (date of birth November 18, 1958). Vice President and Assistant Secretary of SEI, the Administrator and the Distributor, since 1994. Associate, Morgan, Lewis & Bockius (law firm) 1989-1994.

The following table sets forth certain information regarding the compensation of the Trust's Trustees for the fiscal year ended May 31, 1997. The Officers of the Trust receive no compensation from the Trust for serving in such capacity.

Compensation Table
                                                     Pension or                               Total Compensation
                                                 Retirement Benefits     Estimated Annual     from the Trust and
                                Aggregate        Accrued as Part of       Benefits Upon       the Funds Paid to
                            Compensation from       Fund Expenses           Retirement             Trustee
     Name of Trustee            the Trust

David H. Carter                   $29,000                   $0                     $0               $29,000
Tarrant Cutler                     29,000                    0                      0                29,000
Kenneth A. Froot                   29,000                    0                      0                29,000
Sara L. Johnson                    14,500 (1)                0                      0                14,500 (1)
Kathryn F. Muncil                  29,000                    0                      0                29,000
Robert A. Nesher                        0                    0                      0                     0
Alvin J. Silk                      14,500 (1)                0                      0                14,500 (1)

(1) The aggregate and total compensation figures for Sara L. Johnson and Alvin
    J. Silk reflect payments made from the Trust for the period from December 1, 1996 to May 31, 1997.

         The Trustees and officers of the Trust own, in the aggregate, less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and Trustees of the Trust who are employed by the Administrator is paid by the Administrator.

         As of January 30, 1998, Totes Isotoner Corp., 10078 E. Kemper Rd., Loveland, OH 45140-8606, owned of record 19.84% of the outstanding shares of Boston 1784 Institutional Prime Money Market Fund.

         As of January 30, 1998, Back Bay Partners V LP, One Financial Center 44th Floor, Boston, MA 02111-2621, owned of record 11.34% of the outstanding shares of Boston 1784 Institutional Prime Money Market Fund.

         As of January 30, 1998, Corelink Financial Inc., 1855 Gateway Blvd., Suite 750, Concord, CA 94520-3290, owned of record 5.24% of the outstanding shares of Boston 1784 Growth Fund.

         As of January 30, 1998, National Financial Services Corp., P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record the following percentages of the outstanding shares of the following Funds:

                  Boston 1784 U.S. Treasury Money Market Fund -- 17.08% Boston 1784 Prime Money Market Fund -- 10.36%
                  Boston 1784 Short-Term Income Fund -- 7.41%
                  Boston 1784 Massachusetts Tax-Exempt Income Fund -- 15.71% Boston 1784 Rhode Island Tax-Exempt Income Fund -- 8.81% Boston 1784 Asset Allocation Fund -- 31.24%
                  Boston 1784 Growth and Income Fund -- 10.40%
                  Boston 1784 Connecticut Tax-Exempt Income Fund -- 9.26%

         As of January 30, 1998, BankBoston, N.A., 100 Federal Street, Boston, Massachusetts 02110, and its affiliates, owned of record the following percentages of the outstanding shares of the following Funds:

             Boston 1784 Tax-Free Money Market Fund -- 83.48%
             Boston 1784 Prime Money Market Fund -- 28.04%
             Boston 1784 Institutional U.S. Treasury Money Market Fund -- 58.77% Boston 1784 Institutional Prime Money Market Fund -- 25.07%
             Boston 1784 Tax-Exempt Medium-Term Income Fund -- 91.03%
             Boston 1784 Massachusetts Tax-Exempt Income Fund -- 66.16%
             Boston 1784 Rhode Island Tax-Exempt Income Fund -- 80.86%
             Boston 1784 Connecticut Tax-Exempt Income Fund -- 78.58%
             Boston 1784 Florida Tax-Exempt Income Fund -- 96.52%
             Boston 1784 U.S. Government Medium-Term Income Fund -- 88.24% Boston 1784 Short-Term Income Fund -- 73.98%
             Boston 1784 Income Fund -- 86.22%
             Boston 1784 Asset Allocation Fund -- 31.70%
             Boston 1784 Growth and Income Fund -- 72.51%
             Boston 1784 Growth Fund -- 75.39%
             Boston 1784 International Equity Fund -- 91.31%

THE ADVISERS

         The Trust has entered into separate advisory agreements (each, an "Advisory Agreement") with BankBoston and, for Boston 1784 International Equity Fund, with Kleinwort Benson Investment Management Americas Inc. ("Kleinwort Benson"). The Advisory Agreement with BankBoston for the Funds other than Boston 1784 International Equity Fund is dated as of June 1, 1993 and the Advisory Agreement with BankBoston for Boston 1784 International Equity Fund is dated as of November 28, 1994. The Advisory Agreement with Kleinwort Benson for Boston 1784 International Equity Fund is dated as of October 27, 1995. BankBoston and Kleinwort Benson are referred to in this Statement of Additional Information, collectively, as the "Advisers" and each, individually, as an "Adviser." The Prospectuses contain a description of the fees payable to the Advisers for services rendered to the Funds under the applicable Advisory Agreements.

For the fiscal years ended May 31, 1995, 1996 and 1997, the Trust paid the following fees (after fee waivers) on behalf of the Funds:

                                      -28-

--------------------------------------------- ---------------------- ------------------------- ----------------------
                                                   BankBoston               BankBoston              BankBoston
                                                   Investment               Investment              Investment
Fund                                           Advisory Fees 1995         Advisory Fees         Advisory Fees 1997
                                                                               1996
--------------------------------------------- ---------------------- ------------------------- ----------------------
Boston 1784 Tax-Free Money Market Fund             $ 1,471,000               $1,996,000              $2,663,000
Boston 1784 U.S. Treasury Money Market Fund             69,000                  276,000                 879,000
Boston 1784 Institutional U.S. Treasury                 85,000                  651,000               3,052,000
Money Market Fund
Boston 1784 Institutional Prime Money                      N/A                      N/A                     N/A
Market Fund (1)
Boston 1784 Prime Money Market Fund                        N/A(2)                 6,700(2)              142,000(3)
Boston 1784 Short-Term Income Fund                      86,000                  348,000                 708,000
Boston 1784 Income Fund                                521,000                1,257,000               1,829,000
Boston 1784 U.S. Government Medium-Term                679,000                  906,000               1,199,000
Income Fund
Boston 1784 Tax-Exempt Medium-Term Income              602,000                1,116,000               1,387,000
Fund
Boston 1784 Connecticut Tax-Exempt Income              138,000                  418,000                 573,000
Fund
Boston 1784 Florida Tax-Exempt Income Fund                 N/A                      N/A                     N/A
(1)
Boston 1784 Massachusetts Tax-Exempt Fund              363,000                  548,000                 768,000
Boston 1784 Rhode Island Tax-Exempt Income              77,000                  208,000                 280,000
Fund
Boston 1784 Asset Allocation Fund                       23,000                   90,000                 177,000
Boston 1784 Growth and Income Fund                   1,393,000                1,997,000               2,650,000
Boston 1784 Growth Fund                                    N/A                        0               1,050,000
Boston 1784 Small Cap Equity Fund (1)                      N/A                      N/A                     N/A
Boston 1784 Large Cap Equity Fund (1)                      N/A                      N/A                     N/A
Boston 1784 International Equity Fund                        0                  636,000               2,111,000
--------------------------------------------- ---------------------- ------------------------- ----------------------
Total                                              $ 5,707,000              $10,453,700             $19,468,000
--------------------------------------------- ---------------------- ------------------------- ----------------------

(1) The Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Small Cap Equity Fund and Boston 1784 Large Cap Equity Fund are newly organized and had no operations during the periods indicated.

(2) The Prime Money Market Fund is the successor through a reorganization with the BayFunds Money Market Portfolio. The BayFunds Money Market Portfolio was a portfolio of BayFunds, an open-end investment company registered under the 1940 Act and reorganized with the Prime Money Market Fund on December 9, 1996. Prior to the reorganization, BayBank, N.A. was the investment adviser of the BayFunds Money Market Portfolio. For its fiscal years ended December 31, 1994, 1995 and 1996, respectively, the Fund paid investment advisory fees of $732,016, $869,240 and $837,000 (of which $6,700 was paid to BankBoston following the reorganization with the BayFunds Money Market Portfolio).

(3)  The Prime Money Market Fund changed its fiscal year from December 31 to May
     31. The investment advisory fee of $142,000 reflects payments made by the Fund for the period from January 1, 1997 to May 31, 1997.

        The foregoing table does not reflect contributions to the Funds made by BankBoston in order to assist the Funds in maintaining competitive expense ratios.

        For the fiscal year ended May 31, 1995, the Trust paid $199,000 to Kleinwort Benson under the Advisory Agreement to which Kleinwort Benson is a party, with respect to Boston 1784 International Equity Fund. For the fiscal years ended May 31, 1996 and 1997, respectively, the Trust paid $1,222,419 and $2,111,000 to Kleinwort Benson under the same Advisory Agreement.

        The continuance of each Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and (ii) by the vote of a majority of the Trustees who are neither parties to the Advisory Agreement nor "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 nor more than 60 days' written notice to the applicable Adviser, or by the applicable Adviser on 90 days' written notice to the Trust.

        Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable (1) for any error of judgment or mistake of law; (2) for any loss arising out of any investment; or (3) for any act or omission in the execution of security transactions for the Trust or any Fund, except that the Adviser and its personnel shall not be protected against any liability to the Trust, any Fund or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its or their part in the performance of its or their duties or from reckless disregard of its or their obligations or duties thereunder.

THE ADMINISTRATOR

         The Trust and SEI Fund Resources (the "Administrator") are parties to an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss that results from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations under the Administration Agreement. The Administration Agreement continues until November 22, 1998 and indefinitely thereafter unless terminated.

         For the fiscal year ended May 31, 1995, the Trust paid $1,090,000 to the Administrator under the Administration Agreement. For the fiscal years ended May 31, 1996 and 1997, respectively, the Trust paid $2,440,000 and $3,912,000 to the Administrator under the existing Administration Agreement.

         SEI Fund Resources is a Delaware business trust whose sole beneficiary is SEI Investments Management Corporation (formerly known as SEI Financial Management Corporation). SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Alfred P. West, Jr., Carmen V. Romeo, and Henry
H. Greer constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator. Mr. West serves as the Chairman of the Board of Directors, and Chief Executive Officer of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other institutional mutual funds: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI International Trust, SEI Institutional Managed Trust, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Achievement Funds Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, Monitor Funds, FMB Funds, Inc., TIP Funds, TIP Institutional Funds, ARK Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Profit Funds Investment Trust, Santa Barbara Group of Mutual Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, and Expedition Funds.

THE DISTRIBUTOR

         SEI Investments Distribution Co. (formerly known as SEI Financial Services Company) (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement ("Distribution Agreement"), dated as of June 1, 1993 and amended and restated as of October 27, 1995. The Trust has adopted a distribution plan dated as of June 1, 1993, with respect to each of the Stock Funds, the Bond Funds and the Tax-Exempt Funds and separate distribution plans dated as of September 14, 1995 with respect to Class C and Class D shares of Boston 1784 U.S. Treasury Money Market Fund. Each of these plans ("Plans") has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Distributor receives no compensation for distribution of shares of Boston 1784 Tax-Free Money Market Fund, Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund or Boston 1784 Institutional U.S. Treasury Money Market Fund, or for the distribution of Class A Shares of Boston 1784 U.S. Treasury Money Market Fund.

         The Distribution Agreement and the Plans provide that the Trust will pay the Distributor a fee, calculated daily and paid monthly, at an annual rate of (i) 0.25% of the average daily net assets of each of the Stock Funds, the Bond Funds and the Tax-Exempt Funds; (ii) 0.25% of the average daily net assets of the Class C shares of Boston 1784 U.S. Treasury Money Market Fund; and (iii) 0.75% of the average daily net assets of the Class D shares of Boston 1784 U.S. Treasury Money Market Fund. The Distributor can use these fees to compensate broker/dealers and service providers (including each Adviser and its affiliates) which provide administrative and/or distribution services to holders of these shares or their customers who beneficially own these shares. No fees have been paid to the Distributor under the Plans or the Distribution Agreement since the Funds' inception.

         The Distribution Agreement is renewable annually and may be terminated by the Distributor, by the Trustees of the Trust who are not interested persons and have no financial interest in the Plans or any related agreement ("Qualified Trustees"), or, with respect to any particular Fund or class of shares, by a majority vote of the outstanding shares of such Fund or such class of shares, as applicable, for which the Distribution Agreement is in effect upon not more than 60 days' written notice by either party.

         The Trust has adopted each of the Plans in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may, directly or indirectly, bear expenses relating to the distribution of its shares. Continuance of each of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees.

Continuance of the Plan with respect to each of the Stock Funds, the Bond Funds, and the Tax-Exempt Funds was approved by the Trustees in March, 1997. Each of the Plans requires that quarterly written reports of money spent under such Plan and of the purposes of such expenditures be furnished to and reviewed by the Trustees. Expenditures may include (1) the cost of prospectuses, reports to Shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of the Trust's shares, including the Distributor's expenses for travel, communication, and compensation and benefits for sales personnel; and (4) any other expenses reasonably incurred in connection with the distribution and marketing of the shares subject to approval of a majority of the Qualified Trustees. No Plan may be amended to materially increase the amount which may be spent under the Plan without approval by a majority of the outstanding shares of the Funds or the class of shares which are subject to such Plan. All material amendments of the Plans require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

              6. FUND TRANSACTIONS; TRADING PRACTICES AND BROKERAGE

FUND TRANSACTIONS

         Subject to policies established by the Trustees, each Adviser to a Fund is responsible for placing the orders to execute transactions for such Fund. In placing orders, it is the policy of the Trust for each Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While each Adviser seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

         The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, each Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing transactions for the Funds will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

         Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of BankBoston, and who is appointed and supervised by the senior officers of BankBoston, or in the case of Boston 1784 International Equity Fund, by portfolio managers who are employees of BankBoston or of Kleinwort Benson, and who are appointed and supervised by the senior officers of BankBoston or by senior officers of Kleinwort Benson. A portfolio manager may serve other clients of either of the Advisers or of an affiliate of either of the Advisers in a similar capacity.

         Each Adviser selects brokers or dealers to execute transactions for the purchase or sale of securities for the Funds on the basis of the Adviser's judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at the best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of the Adviser's portfolio managers as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

         Each Adviser may allocate, out of all commission business generated by the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing fund performance evaluation and technical market analyses. Such services are used by each Adviser in connection with its investment decision-making process with respect to one or more portfolios under its management and may not be used exclusively with respect to the fund or account generating the brokerage. Not all brokerage and research services are useful or of value in advising any particular Fund.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the commissions paid to such broker/dealers are not, in general, expected to be higher than commissions that would be paid to broker/dealers not providing such services. Further, in general, any such commissions are reasonable in relation to the value of the brokerage and research services provided. Unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to a broker/dealer solely because it provided research services to an Adviser.

         BankBoston may place a combined order for two or more Funds (or for a Fund and another account under BankBoston's management) engaged in the purchase or sale of the same security if, in BankBoston's judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each Fund or account. It is believed that the ability of the Funds to participate in volume transactions is generally beneficial. Although it is recognized that the joint execution of orders could adversely affect the price or volume of the security that a particular Fund may obtain, it is the opinion of BankBoston and the Board of Trustees of the Trust that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, an Adviser may place orders for a Fund with broker/dealers who have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Fund transactions.

         It is expected that an Adviser may execute brokerage or other agency transactions through the Distributor or such Adviser or an affiliate of such Adviser, for a commission in conformity with the 1940 Act, the 1934 Act, rules promulgated by the Securities and Exchange Commission and such policies as the Board of Trustees of the Trust may determine. Under these provisions, the Distributor or such Adviser or an affiliate of such Adviser is permitted to receive and retain compensation for effecting transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or such Adviser or an affiliate of such Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor, such Adviser, or any such affiliate by the Trust for such exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, an Adviser may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or the Funds or payment of certain Trust expenses, such as custody, pricing and professional fees. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

         For the fiscal years ended May 31, 1995, 1996 and 1997, the Trust paid the following aggregate amount of brokerage commissions on behalf of the Funds:


--------------------------------------------- -------------------- ------------------ --------------------
                                                   Brokerage           Brokerage           Brokerage
                    Fund                       Commissions 1995    Commissions 1996    Commissions 1997
--------------------------------------------- -------------------- ------------------ --------------------
Boston 1784 Asset Allocation Fund                   $   8,530.40      $  12,818.55      $     17,370.50
--------------------------------------------- -------------------- ------------------ --------------------
Boston 1784 Growth and Income Fund                     93,140.79        165,071.38           152,899.49
--------------------------------------------- -------------------- ------------------ --------------------
Boston 1784 Growth Fund                                      N/A         12,951.00           163,410.76
--------------------------------------------- -------------------- ------------------ --------------------
Boston 1784 International Equity Fund                 178,263.21        659,011.71           823,922.21
--------------------------------------------- -------------------- ------------------ --------------------
Total                                                $279,934.40       $849,852.64        $1,157,602.96
--------------------------------------------- -------------------- ------------------ --------------------

                                      -34-

                           7. PERFORMANCE INFORMATION

CALCULATION OF YIELD

        From time to time, the Trust advertises the "current yield" and "effective yield" (also referred to as "effective compound yield") of the Money Market Funds. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in that Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

        The current yield of these Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield.

        The effective compound yield of these Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

        Effective Yield = (Base Period Return + 1) (365/7) - 1.

        The current and the effective yields reflect the reinvestment of net income earned daily on fund assets.

        The yield of the Money Market Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in a Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

        Yields are one basis upon which investors may compare these Funds with other money market funds. However, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing fund instruments.

        From time to time the Trust may advertise a 30-day yield for each of the Stock and Bond Funds. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized net investment income per share generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

        Yield = 2 [((a-b)/cd + 1)6 - 1], where

         a = dividends and interest earned during the period;

         b = expenses accrued for the period (net of reimbursement);

         c = the current daily number of shares outstanding during the period that was entitled to receive dividends;

         d = the maximum offering price per share on the last day of the period.

         The Trust may also advertise a "tax-equivalent yield" for each of the Tax-Exempt Funds. The "tax-equivalent yield" is determined by calculating the rate of return that would have to be achieved on a fully-taxable investment to produce the after-tax equivalent of a Fund's yield, assuming certain tax brackets for a shareholder. Any tax-equivalent yield quotation of a Fund will be calculated by adding (a) the portion of that Fund's current yield which is not tax-exempt and (b) the result obtained by dividing the portion of the Fund's current yield which is tax-exempt by the difference of one minus a stated income tax rate.

CALCULATION OF TOTAL RETURN

         From time to time the Trust may advertise total return for a Fund. The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), and assumes that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where

         P = a hypothetical initial payment of $1,000;

         T = average annual total return;

         n = number of years; and

         ERV = ending redeemable value (as of the end of the designated time period) of a hypothetical $1,000 payment made at the beginning of the designated time period.

         Total returns calculated for the Florida Tax-Exempt Income Fund, the Large Cap Equity Fund and the Small Cap Equity Fund for any period which includes periods prior to the commencement of that Fund's operations reflect the performance of the corresponding common trust fund managed by BankBoston that contributed all of its assets to the Fund at the Fund's commencement of operations. The performance of each common trust fund was calculated in accordance with recommended standards of the

Association for Investment Management and Research. Each common trust fund had investment objectives, policies and practices materially equivalent to its corresponding Fund. All total return percentages for periods prior to the commencement of operations of the Florida Tax-Exempt Income Fund, Large Cap Equity Fund and Small Cap Equity Fund reflect historical rates of return of the corresponding common trust fund for those periods adjusted to assume that all current Fund charges, expenses and fees were then deducted. The common trust funds were neither registered under the 1940 Act (and therefore were not subject to certain investment restrictions imposed by the 1940 Act) nor subject to the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, as to the nature of gross income, the amount of distributions and the composition and holding period of portfolio assets. If the common trust funds had been registered under the 1940 Act, their investment performance might have been adversely affected. The prior performance of the common trust funds represent historical performance for similarly managed accounts and is not indicative of the corresponding Fund's future performance.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Tax-Exempt, Bond and Stock Funds for the periods indicated. The Large Cap Equity Fund, Small Cap Equity Fund and Florida Tax-Exempt Income Fund are newly organized and had no operations at May 31, 1997.

                                                                                    REDEEMABLE VALUE OF A
                                                                                     HYPOTHETICAL $1,000
                                                   ANNUALIZED TOTAL                   INVESTMENT AT THE
             FUND AND PERIOD                        RATE OF RETURN                    END OF THE PERIOD
             ---------------                       ----------------                -----------------------

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM
INCOME FUND

   June 14, 1993 (commencement of                        5.91%                            $1,233.60
   operations) to May 31, 1997

   One year ended May 31, 1997                           7.74%                            $1,077.40

BOSTON 1784 CONNECTICUT TAX-EXEMPT
INCOME FUND

   August 1, 1994 (commencement of                       6.66%                            $1,190.90
   operations) to May 31, 1997

   One year ended May 31, 1997                           7.26%                            $1,072.60

                                      -37-

BOSTON 1784 FLORIDA TAX-EXEMPT INCOME
FUND (1)

January 1, 1991 (date of initial public
investment in the common trust fund) to                  6.67%                            $1,513.32
May 31, 1997

   Five years ended May 31, 1997                         6.08%                            $1,343.28

   Three years ended May 31, 1997                        5.77%                            $1,183.28

   One year ended May 31, 1997                           6.72%                            $1,067.20

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT
INCOME FUND

   June 14, 1993 (commencement of                        5.01%                            $1,192.80
   operations) to May 31, 1997

   One year ended May 31, 1997                           7.30%                            $1,073.00

BOSTON 1784 RHODE ISLAND TAX-EXEMPT
INCOME FUND

   August 1, 1994 (commencement of                       6.46%                            $1,187.20
   operations) to May 31, 1997

   One year ended May 31, 1997                           7.61%                            $1,076.10

BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM
INCOME FUND

   June 7, 1993 (commencement of                         4.66%                            $1,181.30
   operations) to May 31, 1997

   One year ended May 31, 1997                           7.16%                            $1,071.60

BOSTON 1784 SHORT-TERM INCOME FUND

   July 1, 1994 (commencement of
   operations) to May 31, 1997                           6.17%                            $1,182.60

   One year ended May 31, 1997
                                                         6.47%                            $1,064.70
BOSTON 1784 INCOME FUND

   July 1, 1994 (commencement of                         7.33%                            $1,214.40
   operations) to May 31, 1997

   One year ended May 31, 1997                           8.32%                            $1,083.20

                                      -38-

BOSTON 1784 ASSET ALLOCATION FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1997                          11.74%                            $1,557.20

   One year ended May 31, 1997
                                                        14.89%                            $1,148.90

BOSTON 1784 GROWTH AND INCOME FUND

   June 7, 1993 (commencement of
   operations) to May 31, 1997                          17.02%                            $1,899.70

   One year ended May 31, 1997
                                                        18.33%                            $1,183.30
BOSTON 1784 GROWTH FUND

   March 28, 1996 (commencement of
   operations) to May 31, 1997                          18.92%                            $1,225.80

   One year ended May 31, 1997
                                                         8.77%                            $1,087.70
BOSTON 1784 SMALL CAP EQUITY FUND (1)

   Ten years ended May 31, 1997
                                                        13.88%                            $3,668.38
   Five years ended May 31, 1997
                                                        19.54%                            $2,440.99
   Three years ended May 31, 1997
                                                        24.91%                            $1,948.91
   One year ended May 31, 1997
                                                        12.36%                            $1,123.60
BOSTON 1784 LARGE CAP EQUITY FUND (1)

   Ten years ended May 31, 1997
                                                        14.34%                            $3,819.28
   Five years ended May 31, 1997
                                                        17.80%                            $2,268.44
   Three years ended May 31, 1997
                                                        25.46%                            $1,974.77
   One year ended May 31, 1997
                                                        27.35%                            $1,273.50

                                      -39-

BOSTON 1784 INTERNATIONAL EQUITY FUND

   January 3, 1995 (commencement of
   operations) to May 31, 1997                          14.14%                            $1,458.30

   One year ended May 31, 1997                          10.93%                            $1,109.30

(1) Without giving effect to fee waivers and reimbursements currently in effect (a) the annualized total rate of return for Boston 1784 Florida Tax-Exempt Income Fund for the one, three and five year periods ended May 31, 1997 and for the period from January 1, 1991 (date of initial public investment in common trust fund) to May 31, 1997, would have been 6.31%, 5.36%, 5.67% and 6.26%, respectively, (b) the annualized total rate of return for Boston 1784 Small Cap Equity Fund for the one, three five and ten years ended May 31, 1997 would have been 12.02%, 24.53%, 19.18% and 13.53%, respectively, and (c) the annualized total rate of return for Boston 1784 Large Cap Equity Fund for the one, three, five and ten years ended May 31, 1997 would have been 26.98%, 25.10%, 17.45% and 14.01%, respectively.

         The annualized yield of each of the Tax-Exempt, Bond and Stock Funds for the 30-day period ended on May 31, 1997 was as follows: Boston 1784 Short-Term Income Fund 5.93%; Boston 1784 Income Fund 6.58%; Boston 1784 U.S. Government Medium-Term Income Fund 5.94%; Boston 1784 Tax-Exempt Medium-Term Income Fund 4.78%; Boston 1784 Connecticut Tax-Exempt Income Fund 4.71%; Boston 1784 Massachusetts Tax-Exempt Income Fund 4.79%; Boston 1784 Rhode Island Tax-Exempt Income Fund 4.70%; Boston 1784 Asset Allocation Fund 2.87%; Boston 1784 Growth and Income Fund 0.65%; and Boston 1784 Growth Fund 0.07%.

         The annualized tax-equivalent yield of each of the Tax-Exempt Funds for the 30-day period ended on May 31, 1997 was as follows: Boston 1784 Tax-Exempt Medium-Term Income Fund 7.91%; Boston 1784 Connecticut Tax-Exempt Income Fund 8.17%, Boston 1784 Massachusetts Tax-Exempt Income Fund 8.96%; and Boston 1784 Rhode Island Tax-Exempt Income Fund 8.73%.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Money Market Funds for the periods indicated. The Boston 1784 Institutional Prime Money Market Fund is newly organized and had no operations at May 31, 1997.

                                      -40-

                                                                                REDEEMABLE VALUE OF A
                                                                                 HYPOTHETICAL $1,000
                                               ANNUALIZED TOTAL                   INVESTMENT AT THE
           FUND AND PERIOD                      RATE OF RETURN                    END OF THE PERIOD
           ---------------                     ----------------                 ----------------------

BOSTON 1784 TAX-FREE MONEY MARKET FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1997                        3.12%                            $1,128.40

   One year ended May 31, 1997
                                                      3.22%                            $1,032.20
BOSTON 1784 U.S. TREASURY MONEY
MARKET FUND

   June 7, 1993 (commencement of                      4.38%
   operations) to May 31, 1997                                                         $1,184.40

   One year ended May 31, 1997                        4.86%
                                                                                       $1,048.60
BOSTON 1784 INSTITUTIONAL U.S.
TREASURY MONEY MARKET FUND

   June 30, 1993 (commencement of
   operations) to May 31, 1997                        4.71%                            $1,198.20

   One year ended May 31, 1997

                                                      5.16%                            $1,051.60
BOSTON 1784 PRIME MONEY MARKET FUND

   August 1, 1991 (date of initial
   public investment) to May 31, 1997

   For the year ended December 31,                    4.28%                            $1,280.30
   1996

   For the period from January 1,                     5.02%                            $1,050.20
   1997 to May 31, 1997

                                                      2.07%                            $1,020.70

         The annualized yield and tax-equivalent yield of Boston 1784 Tax-Free Money Market Fund for the seven-day period ended May 31, 1997 were 3.33% and 5.51%, respectively, and the effective compound annualized yield of Boston 1784 Tax-Free Money Market Fund for such period was 3.37%.

         The annualized yield of Boston 1784 U.S. Treasury Money Market Fund for the seven-day period ended May 31, 1997 was 4.98% and the effective compound annualized yield of Boston 1784 U.S. Treasury Money Market Fund for such period was 5.10%.

         The annualized yield of Boston 1784 Institutional U.S. Treasury Money Market Fund for the seven-day period ended May 31, 1997 was 5.20% and the effective compound annualized yield of Boston 1784 Institutional U.S. Treasury Money Market Fund for such period was 5.34%.

         The annualized yield of Boston 1784 Prime Money Market Fund for the seven-day period ended May 31, 1997 was 5.04% and the effective compound annualized yield of Boston 1784 Prime Money Market Fund for such period was 5.17%.

                       8. DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of each Fund (including shares of each class of Boston 1784 U.S. Treasury Money Market Fund) is determined on each day on which both the New York Stock Exchange and the Federal Reserve Bank of Boston are open ("Business Days"). This determination is made once during each such day, as of 12:00 noon Eastern Time ("ET") with respect to shares of Boston 1784 Prime Money Market Fund and Boston 1784 Tax-Free Money Market Fund, as of 3:00 p.m. ET with respect to the Boston 1784 U.S. Treasury Money Market
Fund, Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund (noon when the New York Stock Exchange closes early), and as of 4:00 p.m. ET with respect to each other Fund. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share of each Fund is calculated by adding the value of securities and other assets of that Fund, subtracting liabilities and dividing by the number of its outstanding shares. Net asset value per share of each class of Boston 1784 U.S. Treasury Money Market Fund is calculated by adding the value of securities and other assets attributable to that class, subtracting liabilities attributable to that class and dividing by the number of outstanding shares of that class.

         Securities of the Money Market Funds will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of these Funds may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its fund securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate fund value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

         The use by the Money Market Funds of amortized cost and the maintenance by these Funds of a net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for these Funds. Such procedures include the determination of the extent of deviation, if any, of these Funds' current net asset value per share calculated using available market quotations from these Funds' amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders of these Funds, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if any of these Funds incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in the account of each shareholder of such Fund and to offset each such shareholder's pro rata portion of such loss or liability from that shareholder's accrued but unpaid dividends or from future dividends of the affected Fund while each other Fund must annually distribute at least 90% of its investment company taxable income.

         In valuing each of the Stock, Bond and Tax-Exempt Funds' assets, bonds and other fixed income securities are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing services may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. Equity securities listed on a domestic securities exchange for which quotations are readily available, including securities traded over the counter, are valued, by a pricing service, at the last quoted sale price on the principal exchange on which they are traded on the valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Equity securities which are primarily traded on a foreign exchange are generally valued, by a pricing service, at the preceding closing value on the exchange. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees of the Trust, or pursuant to procedures adopted by the Board subject to review by the Board of the resulting valuations.


                      9. PURCHASE AND REDEMPTION OF SHARES

         It is currently the Trust's policy to pay for the redemptions of shares of the Funds in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by the Funds, in lieu of cash. Shareholders may incur brokerage charges and tax liabilities on the sale of any such securities so received in payment of redemptions.

         The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has permitted by order. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, an Adviser, the Administrator or the Custodian is not open for business.

         Purchase and redemption of shares of Boston 1784 U.S. Treasury Money Market Fund by Connecticut municipalities and other Connecticut municipal corporations and authorities, pursuant to the provisions of Section 7-400 of the Connecticut General Statutes, as from time-to-time amended ("CON. GEN. STAT.
SS. 7-400"), may be made only through the use of (i) a bank, savings bank or savings and loan association incorporated under the laws of the State of Connecticut, (ii) a federally chartered bank, savings bank or savings and loan association having its principal place of business in the State of Connecticut, or (iii) such other agent as may be permitted by Conn. Gen. Stat. ss. 7-400.

                         10. SYSTEMATIC WITHDRAWAL PLAN

         A shareholder (other than a shareholder of Boston 1784 Institutional U.S. Treasury Money Market Fund or Boston 1784 Institutional Prime Money Market Fund and holders of Class C or Class D shares of Boston 1784 U.S. Treasury Money Market Fund) may direct the shareholder servicing agent to send him or her regular monthly, quarterly, semi-annual or annual payments, as designated on the Account Application and based upon the value of his or her account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. Such payments are drawn from the proceeds of the redemption of shares held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce, and may eventually exhaust, the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the applicable Fund at the net asset value in effect at the close of business on the record date for such distributions.

         To initiate a SWP, shares having an aggregate value of at least $10,000 must be held on deposit by the shareholder servicing agent. The shareholder, by written instruction to the shareholder servicing agent, may deposit into the account additional shares of the applicable Fund, change the payee, or change the dollar amount of each payment. The shareholder servicing agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the applicable Fund with respect to the liquidation of shares.

         No charge is currently assessed against the account, but one could be instituted by the shareholder servicing agent on 60 days' notice in writing to the shareholder in the event that the applicable Fund ceases to assume the cost of these services. Any Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another Fund. Any such plan may be terminated at any time by either the shareholder or the applicable Fund.

                                    11. TAXES

TAX STATUS OF THE FUNDS

         Each of the Funds is organized as a series of a Massachusetts business trust and is treated as a separate entity for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and, in the case of the Tax-Exempt Funds, its tax-exempt income), and the composition of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Funds will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and the Fund's distributions would generally be taxable as ordinary dividend income to its shareholders.

         No Fund will be subject to any Massachusetts income or excise taxes as long as it qualifies as a separate regulated investment company under the Code.

TAXATION OF FUND DISTRIBUTIONS

         DISTRIBUTIONS -- GENERAL. Shareholders of Funds other than the Tax-Exempt Funds and the Tax-Free Money Market Fund will have to pay federal income taxes and may be subject to state or local income taxes on the dividends and capital gain distributions they receive from those Funds. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or in additional shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

Such capital gains will generally be taxable to shareholders as if the shareholders had directly realized gains from the same sources from which they were realized by the Fund. The Money Market Funds are not expected to make any capital gain distributions.

         Because the Funds other than the Stock Funds do not expect to earn any dividend income, it is expected that none of their distributions will qualify for the dividends received deduction for corporations. A portion of the Stock Funds' ordinary income dividends (but none of their capital gain distributions) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

         Any Fund dividend that is declared in October, November, or December of a calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Each Fund will notify shareholders regarding the federal tax status of distributions after the end of each calendar year.

         Distributions of net capital gains and net short-term capital gains from any Bond Fund or Tax-Exempt Fund, and any distributions from a Stock Fund, will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before a Fund makes such a distribution may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

         Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which their respective distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

         DISTRIBUTIONS BY THE TAX-EXEMPT FUNDS, INCLUDING THE TAX-FREE MONEY MARKET FUND. The portion of each Tax-Exempt Fund's and the Tax-Free Money Market Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by that Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. However, distributions of tax-exempt interest earned from certain securities may be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

         Shareholders of the Tax-Exempt Funds and the Tax-Free Money Market Fund will have to pay federal income taxes and may be subject to state or local income taxes on the non exempt-interest dividends (including dividends from earnings from taxable securities and repurchase transactions) and capital gain distributions they receive from the Funds under rules corresponding to those set forth in the preceding section. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority.

DISPOSITION OF SHARES

         In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as short-term capital gain or loss; a long-term capital gain realized by an individual, estate, or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. In the case of the Tax-Exempt Funds and the Tax-Free Money Market Fund, any loss realized upon a disposition of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. In the case of all the Funds, any loss realized upon the disposition of shares in the Fund held for six months or less will (if not disallowed as described in the preceding sentence) be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

ADDITIONAL INFORMATION FOR SHAREHOLDERS OF THE TAX-EXEMPT FUNDS

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax-Exempt Fund (or of the Tax-Free Money Market Fund) will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by certain private activity bonds should consult their tax advisers before purchasing shares of a Tax-Exempt Fund or the Tax-Free Money Market Fund.

ADDITIONAL INFORMATION RELATING TO FUND INVESTMENTS

        Except in the case of the Money Market Funds, the Funds' current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may make an economic return of capital taxable to shareholders. Any investment by a Fund in zero-coupon bonds, certain stripped securities including STRIPS, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

         An investment by a Fund in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

         Fund transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Funds will limit their activities in options, futures contracts, forward contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

ADDITIONAL INFORMATION RELATING TO FOREIGN INVESTMENTS

         Special tax considerations apply with respect to a Fund's foreign investments. Investment income received by a Fund from sources within foreign countries may be subject to foreign taxes. The Funds (other than the International Equity Fund) do not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or an exemption from tax on such income. The Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

         If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to pass through to its shareholders foreign income taxes paid. If it so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus their portion must be included in their gross income for federal income tax purposes. Shareholders who itemize deductions would be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit, but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to pass through to the Fund's shareholders foreign income taxes paid by it, its shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

         Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the applicable Fund. Occasionally, a Fund may invest in stock of foreign issuers deemed to be "passive foreign investment companies" for U.S. tax purposes. Any Fund making such an investment may be liable for U.S. income taxes on certain distributions and realized capital gains from stock of such issuers. Any Fund making such an investment also may elect to mark to market its investments in "passive foreign investment companies" on the last day of each taxable year, which may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments. In order to distribute that income and avoid a tax on the Fund, such a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

FOREIGN SHAREHOLDERS

         Taxable dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%, although the 30% rate may be reduced to the extent provided by an applicable tax treaty. The Funds intend to withhold tax payments at the rate of 30% (or the lower treaty rate) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts over withheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Funds by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions.

BACKUP WITHHOLDING

         Each of the Funds is required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and (except in the case of the Money Market Funds) redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.

                                12. SERVICEMARKS

         The servicemark BOSTON 1784 FUNDS(R) is a registered servicemark of, and this servicemark and the "eagle" logo are used by permission of, BankBoston. In the event that the Advisory Agreements with BankBoston are terminated, the Trust has agreed to discontinue use of the servicemark and logo.

                            13. DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of each series and authorizes the division of shares of each series into classes. Each share of each series represents an equal proportionate interest in that series, except that due to varying expenses borne by different classes distributions may be different for different classes. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. Shareholders have no preemptive rights. Currently, the Trust has nineteen active series of shares, each of which is a Fund. Boston 1784 U.S. Treasury Money Market Fund offers three classes of shares: Class A, Class C and Class D. Each class is described in a Prospectus. Call 1-800-BKB-1784 for information on the other classes of this Fund. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares, and may create additional classes of any one or more series. All consideration received by the Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto. Share certificates will not be issued.

         Shares of each series of the Trust are entitled to vote separately to approve advisory agreements or changes in investment policies, but shares of all series of the Trust vote together in the election or selection of Trustees and accountants.

         The Declaration of Trust may be amended as authorized by vote of shareholders of the Trust. Matters not affecting all series or classes of shares shall be voted on only by the shares of the series or classes affected. Shares of the Trust may be voted in person or by proxy, and any action taken by shareholders may be taken without a meeting by written consent of a majority of shareholders entitled to vote on the matter.

                      14. TRUSTEE AND SHAREHOLDER LIABILITY

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, and no Trustee shall be liable to the Trust or any Shareholder. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

SHAREHOLDER LIABILITY

         The Trust is a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust could be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

                           15. FINANCIAL INFORMATION

FOR THE INSTITUTIONAL PRIME MONEY MARKET FUND, FLORIDA TAX-EXEMPT INCOME FUND, SMALL CAP EQUITY FUND AND LARGE CAP EQUITY FUND

         Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Small Cap Equity Fund and Boston 1784 Large Cap Equity Fund are newly organized and have not yet issued financial statements.

FOR THE PRIME MONEY MARKET FUND

         The Statement of Net Assets at May 31, 1997 and December 31, 1996, the Statement of Operations for the periods ended May 31, 1997 and December 31, 1996, the Statements of Changes in Net Assets for the periods ended December 31, 1995, December 31, 1996 and May 31, 1997, the Financial Highlights for the periods ended December 31, 1996 and May 31, 1997, the Notes to the Financial Statements and the Report of Independent Accountants, each of which is included in two Annual Reports to Shareholders of the Trust (Accession Numbers 0000935069-97-000021 and 0000935069-97-000119) are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. The Statement of Changes in Net Assets for the year ended December 31, 1995 and the financial highlights for the periods ended April 30, 1992, December 31, 1992, December 31, 1993, December 31, 1994 and December 31, 1995 are included in the Annual Reports to Shareholders of the Trust and are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Ernst & Young, LLP, independent auditors, given upon the authority of said firm as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

FOR THE FLORIDA TAX-EXEMPT INCOME FUND

         The Statement of Net Assets at November 30, 1997, the Statements of Operations for the period ended November 30, 1997, the Statements of Changes in Net Assets for the period ended November 30,1997, the Financial Highlights for the period ended November 30, 1997 and the Notes to the Financial Statements, each of which is included in the Semi-Annual Report to Shareholders of the Trust (Accession Number 0000935069-98), are incorporated by reference into this Statement of Additional Information. A copy of the Semi-Annual Report accompanies this Statement of Additional Information.

FOR THE REMAINDER OF THE FUNDS

         The Statement of Net Assets at May 31, 1997, the Statements of Operations for the period ended May 31, 1997, the Statements of Changes in Net Assets for the periods ended May 31, 1996 and May 31, 1997, the Financial Highlights for the periods ended May 31, 1994, May 31, 1995, May 31, 1996 and May 31, 1997, the Notes to the Financial Statements and the Report of Independent Accountants, each of which is included in the Annual Report to Shareholders of the Trust (Accession Number 0000935069-97-000119), are incorporated by reference into this Statement of Additional Information. The Annual Report has been so incorporated in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

                                   APPENDIX A

              CERTAIN INFORMATION CONCERNING CONNECTICUT, FLORIDA,
                         MASSACHUSETTS AND RHODE ISLAND

                                 1. CONNECTICUT

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                        CONNECTICUT MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Annual Information Statement of the State of Connecticut dated May 7, 1997. The summary does not purport to be a complete description and is current as of the date of the corresponding information statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Connecticut municipal securities may fluctuate in value in response to a variety of factors, including the economic strength of State and local governments and the availability of federal funding.

ECONOMIC OVERVIEW

         Connecticut's economy is diverse. Manufacturing employment has been on a downward trend since the mid-1980s, while non-manufacturing employment has risen significantly. Manufacturing is diversified, with transportation equipment (primarily aircraft engines, helicopters, and submarines) the dominant industry. Connecticut is a leading producer of aircraft engines, along with related components, and submarines. The largest employers in these industries are United Technologies Corporation, including its Pratt and Whitney Aircraft Division, with headquarters in East Hartford, and Sikorsky Aircraft Division in Stratford, as well as General Dynamics Corporation's Electric Boat Division in Groton. The State is also a leading producer of military and civilian helicopters.

         Connecticut's manufacturing employment peaked in 1985 at over 408,000 workers. Since that year, employment in manufacturing has been on a downward trend, declining 30.1% or a loss of 127,330 jobs by 1995 from 1985 levels. A number of factors, such as the overvalued dollar of the mid-1980s, heightened foreign competition, a sharp decrease in defense spending, and improved productivity played a significant role in affecting the overall level of manufacturing employment. In Connecticut, the rate of job loss in the manufacturing sector resulted in a decline of 1.5% or 4,410 jobs from 1994 to 1995.

         Over the past several decades the non-manufacturing sector of the State's economy has risen in economic importance, from just over 50% of total State employment in 1950 to approximately 82.0% by 1995. This trend has decreased the State's dependence on manufacturing. The State's non-manufacturing sector expanded by 2.0% in 1995 as compared to 1994, 1.7% in 1994 as compared to 1993, and 1.4% in 1993 as compared to 1992, following three years of decline starting in 1990. During the 1990's, Connecticut's growth in non-manufacturing employment has lagged that of the New England region and the nation as a whole.

         The non-manufacturing sector is comprised of industries that typically provide a service. The four major industries in terms of employment are: trade; finance, insurance and real estate; business and personal services; and government, which collectively comprise about 90% of employment in the non-manufacturing sector.

         After enjoying an extraordinary boom during the mid-1980s, Connecticut, as well as the rest of the Northeast, experienced an economic slowdown before the onset of the national recession in the latter half of 1990. Reflecting the downturn, the unemployment rate in the State rose from a low of 3% in 1988 to just above the national average of 7.4% during 1992. Since 1992, the unemployment rate has declined annually to a rate of 5.5% for 1995 and 5.0% for the first half of 1996.

FISCAL CONDITION IN RECENT YEARS

         The State finances most of its operation through its General Fund. The major components of General Fund revenues are state taxes, including the personal income tax, the sales and use tax, and the corporation business tax. Miscellaneous fees, receipts, transfers, and unrestricted federal grants account for most of the other General Fund revenue. A cumulative budgetary-bases deficit in the General Fund as of June 30, 1991 in the amount of $965,711,525 was funded by the issuance of General Obligation Economic Recovery Notes. For the fiscal years ended June 30, 1992, 1993, 1994, 1995, and 1996, the operating surpluses of the General Fund were $110.2, $113.5, $19.7, $80.5, and $250.0 million, respectively. $89.5 half million dollars of the operating surplus was reserved for payment of principal and interest on the Economic Recovery Notes for the 1996-97 fiscal year, while the remaining $160.5 million of the surplus has been reserved for transfer to the Budget Reserve Fund, pursuant to the Connecticut General Statutes.

GENERAL FUND BUDGETS 1996-97, 1997-98, AND 1998-99

         The adopted budget for fiscal year 1996-97 anticipated General Fund revenues of $9,049.7 million and General Fund expenditures of $9,049.4 million, resulting in a projected surplus of $0.3 million. For fiscal 1997-98 and 1998-99, the proposed budget anticipates General Fund revenues of $9,181.9 million and $9,353.3 million, respectively. General Fund appropriations total $9,181.5 million and $9,351.2 million in fiscal years 1997-98 and fiscal 1998-99, respectively. For fiscal year 1997-98, General Fund appropriations would decrease by 0.6% over estimated expenditures for fiscal year 1996-97 and would increase by 1.8% in fiscal year 1998-99, below the anticipated increase in inflation. Based upon these levels of appropriations, the proposed budget would remain within the limits set by the State's Constitutional expending cap: $384.1 million below the fiscal 1997-98 expenditure cap and $307.6 million below the fiscal 1998-99 expenditure cap.

         The proposed budget anticipates significant income tax changes aimed at increasing overall disposable income and encouraging economic expansion in the State. The proposed budget enhances the income tax relief enacted during the 1995 legislative session by expanding the taxable income amounts subject to the lower 3% income tax rate. For income years commencing on and after January 1, 1997, the application of the 3% rate is expanded from the first $9,000 of taxable income to the first $12,000 of taxable income for joint filers. For income years commencing on and after January 1, 1998, the application of the 3% rate is further expanded from the first $12,000 of taxable income to the first $48,000 of taxable income for joint filers. In addition, for income years commencing on and after January 1, 1998, all Social Security income would be exempt from the state's personal income tax.

         The proposed budget anticipates increased education expenditures of $26 million in fiscal year 1997-98 and $37 million in fiscal year 1998-99 to implement recommendations of the Education Improvement Panel, convened in 1996 for the purpose of making recommendations to improve education in the State following the State Supreme Court ruling in SHEFF V. O'NEILL that the State's educational system failed to provide students in the State with equal educational opportunities. The proposed budget also anticipates increased expenditures in fiscal year 1998-99 as a result of the transfer of certain Highway Patrol functions from the Special Transportation Fund to the General Fund in connection with the implementation of the proposed gasoline tax reduction.

         The proposed budget also anticipates significant reductions in expenditures from current service levels. Some of the changes, which are expected to result in significant long term savings to the State, include restructuring the General Assistance program to eliminate all cash and medical benefits for employable adults, acceleration of the move to managed care for those individuals remaining on General Assistance, restructuring the Medicaid program under a waiver, reducing by 10% the State's block grants to constituent units of higher education, a comprehensive overhaul of the State's information technology functions in conjunction with a reorganization of state agencies across functional lines, implementation of actuarial changes resulting in decreased expenditures to fund the State Employees' Retirement System unfunded past service liability, and implementing an early retirement incentive for State employees and limited co-pays for certain more expensive health care plans. The proposed budget reflects the Governor's goals to improve the ways in which State government delivers services, reduces the tax burden, and encourages economic growth in the State. It was anticipated that the General Assembly would adopt a biennial budget no later than June 1997.

         The Connecticut General Statutes require the Comptroller to report the State's fiscal position monthly. This required report compares revenues already received and expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the year.

         The Comptroller's November 1, 1996, letter indicated a projected General Fund surplus of $41.2 million for fiscal year 1996-97. No assurances can be given that subsequent projections will not indicate changes in the 1996-97 General Fund result. To the extent there is a deficit at the end of the fiscal year, it may be funded by a transfer from the $241 million Budget Reserve Fund.

         In November 1992, Connecticut voters approved a constitutional amendment requiring a balanced budget for each year. The amendment provides that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. It also provides for a limit on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

LITIGATION

         The State of Connecticut, its officers and employees, are defendants in numerous lawsuits. The ultimate disposition of and final consequences of these lawsuits are not determinable at present. The Attorney General's Office has reviewed the status of pending lawsuits and reports that in its opinion such pending litigation will not be determined in the end so as to result, individually or in the aggregate, in a final judgment against the State which would materially adversely affect its financial position, except that in the cases described below the fiscal impact of an adverse decision might be significant but is not determinable at this time.

         The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

         CONNECTICUT CRIMINAL DEFENSE LAWYERS ASSOCIATION V. FORST is an action brought in 1989 in Federal District Court alleging a pervasive campaign by the State and various State Police officials of illegal electronic surveillance, wiretapping and bugging for a number of years at Connecticut State Police facilities. The plaintiffs seek compensatory damages, punitive damages, as well as other damages and costs and attorneys' fees, and temporary and permanent injunctive relief. In November 1991, the court issued an order which will allow the plaintiffs to represent a class of all persons who participated in wire or oral communications to, from, or within State Police facilities between January 1, 1974 and November 9, 1989 and whose communications were intercepted, recorded and/or used by the defendants in violation of the law. This class includes a sub-class of the Connecticut State Police Union, current and former Connecticut State Police officers who are not defendants in this or any consolidated case, and other persons acting on behalf of the State Police who participated in oral or wire communications to, from or within State Police facilities between such dates.

         SHEFF V. O'NEILL is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an "integrated education." On April 12, 1995, the Superior Court entered judgment for the State. On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter.

         THE CONNECTICUT TRAUMATIC BRAIN INJURY ASSOCIATION, INC. V. HOGAN is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff classmembers be transferred to community residential settings with appropriate support services. This case has been settled as to all persons with mental retardation by their eventual discharge from Norwich and Fairfield Hills Hospital. The case is still proceeding as to those persons with traumatic brain injury.

         CONNECTICUT HOSPITAL ASSOCIATION V. ROWLAND is an action brought in 1996 in Superior Court challenging the statute which requires payment by a hospital to the State of the amount which exceeds the net revenue limit of a hospital authorized by the Office of Health Care Access for the fiscal year 1995 and relevant future years, subject to certain adjustments. The plaintiffs claim that the statute is unconstitutional and seek to enjoin its enforcement and the collection of the excess amounts by the State.

         Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged INDIAN TRIBES in various parts of the State, claiming monetary recovery as well as ownership to land in issue. The land involved is located generally in rural and residential areas. However, a suit was brought in 1992 involving land within the City of Bridgeport. The same plaintiff group in that suit subsequently also sued concerning land in Trumbull and Southbury and has threatened to sue regarding additional land in other towns in the State.


                                   2. FLORIDA

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                          FLORIDA MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Preliminary Official Statement Relating to $200,000,000 State of Florida Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, Series 1997A, dated June 30, 1997. The summary does not purport to be a complete description and is current as of the date of the statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Personal income in Florida has been growing the last several years and generally has outperformed both the nation as a whole and the Southeast in particular. From 1985 through 1995, Florida's per capita income rose an average of 5.0% per year, while the national per capita income increased an average of 4.9%. Real personal income is estimated to increase 4.2% in 1996-97 and 4.2% in 1997-98 while real personal income per capita in Florida is projected to grow at 2.3% in 1996-97 and 2.4% in 1997-98.

         Florida's population growth is one reason why its economy has typically performed better than the nation as a whole. Since 1987, the United States has had an average population increase of about 1.0% annually, while Florida's average annual rate of increase is around 2.2%. Florida has been and continues to be the fastest growing of the 11 largest states. While annual growth in the State's population is projected to slow somewhat, it is still expected to grow by close to 230,000 new residents per year throughout this decade.

         Throughout the 1980s, the unemployment rate in Florida had, generally, tracked below that of the nation. In the 1990s, the trend reversed until 1995 and 1996, when the State's unemployment rate again tracked below the national average. Since 1987, the average rate of unemployment for Florida is 6.2%, while the national average is also 6.2%.

         Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. This trend is expected to continue as Florida's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for approximately 8.1% of total U.S. housing starts in 1996, while the State's population is 5.5% of the nation's population. Total housing starts were 118,400 in 1996. One driving force behind Florida's construction industry is of course its rapid growth in population.

         Financial operations in Florida are maintained through the use of four funds types -- the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. In fiscal year 1995-96, an estimated 66% of total direct revenues to these Funds were derived from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, and beverage tax, which amounted to 69%, 7%, 4%, and 4%, respectively, of total General Revenue funds available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1995-96, appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 51%, 31%, and 14%, respectively, of the total General Revenue funds available.

         For fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization funds available to Florida are $16,617.4 million, a 6.7% increase over 1995-96. With combined General Revenue Fund, Working Capital Fund, and Budget Stabilization Fund appropriations at $15,537.2 million, unencumbered reserves at the end of 1996-97 are estimated at $1,080.0 million. For fiscal year 1997-98, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $17,553.9 million, a 5.6% increase over fiscal year 1996-97.

         The sales and use tax is the greatest single source of tax receipts in Florida. For the fiscal year ended June 30, 1996, receipts from this source were $11,461.0 million, an increase of 7.4% from fiscal year 1994-95. The second largest source of tax receipts is the motor fuel tax. The estimated collections from this source during the fiscal year ended June 30, 1996 were $1,923.0 million. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax revenues totaled $441.5 million for the fiscal year ending June 30, 1996. The receipts of the corporate income tax for the fiscal year ended June 30, 1996 were $1,162.7 million, an increase of 9.3% from fiscal year 1994-1995. Gross receipt tax collections for fiscal year 1995-96 totaled $543.3 million, an increase of 6.9% over the previous fiscal year. Documentary stamp tax collections totaled $775.2 million during fiscal year 1995-96, increasing 11.5% from the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, and other intangible personal property. Total collections from intangible personal property taxes were $895.9 million during fiscal year 1995-96, a 9.5% increase from the previous fiscal year. Severance taxes totaled $77.2 million during fiscal year 1995-96, up 26.1% from the previous fiscal year. In November, 1986, Florida voters approved a constitutional amendment to allow Florida to operate a lottery. Fiscal year 1995-96 produced gross revenues of $2.07 billion of which education received approximately $788.1 million.

         Pursuant to a constitutional amendment which was ratified by the voters of Florida on November 8, 1994, the rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the Florida Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. For the first year, which was fiscal year 1995-96, the limit was based on actual revenues from fiscal year 1994-95. State revenues are defined as taxes, licenses, fees, and charges for services imposed by the Florida Legislature on individuals, businesses or agencies outside of State government. The definition of State revenues also includes the revenue from the sale of lottery tickets. Included among the categories of State revenues which are exempt from the revenue limitation, however, are funds used for debt service on State bonds and other payments related to debt.

         The Florida State Constitution does not permit a state or local personal income tax. An amendment to the Florida State Constitution by the electors of Florida is required to impose a personal income tax in Florida.

         As of January 1, 1994, property valuations for homestead property are subject to a growth cap. Growth in the assessed value of property qualifying for the homestead exemption will be limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full value on the next tax roll.


                                3. MASSACHUSETTS

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENTS
                      IN MASSACHUSETTS MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Information Statement of the Commonwealth of Massachusetts dated February 13, 1997 and the Commonwealth's Information Statement Supplement dated June 24, 1997. The summary does not purport to be a complete description and is current as of the date of the corresponding information statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Massachusetts municipal securities may fluctuate in value in response to a variety of factors, including the economic strength of Massachusetts.

FISCAL YEARS 1992 THROUGH 1997

         1992 FISCAL YEAR. Budgeted revenues and other sources for fiscal 1992 were $13.728 billion, including tax revenues of $9.484 billion. Budgeted revenues and other sources increased by approximately 0.7% from fiscal 1991 to fiscal 1992, while tax revenues increased by 5.4% for the same period.

         Budgeted expenditures were approximately $13.416 billion in fiscal 1992. Final fiscal 1992 budgeted expenditures were approximately $300 million higher than the initial July 1991 estimates of budgeted expenditures.

         Overall, the budgeted operating funds ended fiscal 1992 with an excess of revenues and other sources over expenditures and other uses of $312.3 million and with positive fund balances of $549.4 million. Total fiscal 1992 spending authority continued into fiscal 1993 amounted to $231.0 million.

         1993 FISCAL YEAR. The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period.

         Commonwealth budgeted expenditures and other uses in fiscal 1993 totaled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses.

         1994 FISCAL YEAR. The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totaled approximately $l5.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period.

         Commonwealth budgeted expenditures and other uses in fiscal 1994 totaled $15.523 billion, which was $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

         In June 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation, requiring substantial annual increases in state appropriations for education purposes from fiscal 1993 base expenditures of approximately $1.288 billion.

         1995 FISCAL YEAR. Fiscal 1995 tax revenue collections totaled $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, and approximately $556 million or 5.2% above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 totaled $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million or 4.7% above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

         The final fiscal 1995 supplemental budget modified, with respect to the fiscal 1995 year-end surplus, the provisions of state law governing deposits to the Stabilization Fund. As calculated by the Comptroller, the amount of surplus funds (the sum of the undesignated fund balances at year-end in the three principle operating funds) for fiscal 1995 was approximately $94.9 million, of which $55.9 million was available to be carried forward as a beginning balance for fiscal year 1996. Of the balance, approximately $27.9 million was deposited in the Stabilization Fund, and approximately $11.1 million was deposited in the Cost Relief Fund.

         1996 FISCAL YEAR. The budgeted operating funds of the Commonwealth ended fiscal 1996 with a surplus of revenues and other sources over expenditures and other uses of $446.4 million, resulting in aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.172 billion. Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.328 billion, including tax revenues of approximately $12.049 billion. Budgeted revenues and other sources increased by approximately 5.7% from fiscal 1995 to fiscal 1996, while tax revenues increased by approximately 7.9% for the same period. Budgeted expenditures and other uses in fiscal 1996 totaled approximately $16.881 billion, an increase of approximately $630.6 million, or 3.9%, over fiscal 1995.

         Legislation approved by the Governor on July 30, 1996 appropriated $150 million from the Tax Reduction Fund for personal income tax reductions in fiscal 1997, to be implemented by a temporary increase in the amount of the personal exemptions allowable for the 1996 taxable year. On January 23, 1997, the Governor filed legislation to appropriate the remaining balance of approximately $85 million (including interest earnings) in the Tax Reduction Fund for an additional temporary increase in the amount of personal exemptions during the 1997 taxable year.

         The final fiscal 1996 appropriation bills approved by the Governor on July 30, 1996 and August 10, 1996 contained approximately $246.9 million in fiscal 1996 appropriations, approximately $38.2 million in fiscal 1997 appropriations and approximately $221.7 million in fiscal 1996 appropriations continued for use in fiscal 1997. Amounts carried forward from fiscal 1995 and deposited in the Cost Relief Fund were appropriated in these bills for further subsidies to local units of government for costs of water pollution abatement projects.

         1997 FISCAL YEAR. The fiscal 1997 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured. The Legislature enacted the fiscal 1997 budget on June 20, 1996, and the Governor approved it on June 30, 1996. The budget provides for approximately $17.452 billion in fiscal 1997 expenditures. The Executive Office for Administration and Finance estimates total spending in fiscal 1997 to be approximately $17.704 billion, including $263.2 million in continuing appropriations and reserved balances from fiscal 1996. The Executive Office for Administration and Finance estimates fiscal 1997 total budgeted revenues to be approximately $17.394 billion, including approximately $12.307 billion in tax revenues. The tax revenue estimate amounts to an increase of approximately $257 million, or 2.1%, over fiscal 1996 tax collections. The current fiscal year 1997 tax revenue estimate of $12.307 billion was released by the Executive Office for Administration and Finance with the filing of the Governor's fiscal 1998 budget proposal. This revised estimate was $184 million higher than the previous estimate of $12.123 billion released in October 1996. The higher projection is the result of stronger than anticipated collections through December 1996 and the assumption that $85 million in tax cuts initially proposed by the Governor for fiscal 1997 will now occur in fiscal 1998.

         Results through May 1997 indicate that fiscal 1997 year-to-date tax collections have totaled approximately $11.420 billion, an increase of approximately $791 million, or 7.4%, over the same period in fiscal 1996. On May 20, 1997 the Secretary of Administration and Finance revised the fiscal 1997 tax revenue estimate included in the

Governor's budget recommendations filed in January upward by $200 million, bringing the estimated total for the year to $12.507 billion. The results through May place fiscal 1997 tax collections approximately $427 million above the midpoint of the Department of Revenue's benchmark range and approximately $397 million above the top of that range. Total fiscal 1997 revenues are projected to total approximately $17.386 billion. Supplemental fiscal 1997 appropriations to date total approximately $135.8 million. Projected total fiscal 1997 expenditures are approximately $17.702 billion, including approximately $110 million reserved for contingencies.

         CASH FLOWS. On June 11, 1997, the State Treasurer and the Secretary of Administration and Finance released revised cash flow projections for fiscal 1997 and fiscal 1998.

         Fiscal 1997 is projected to end with a cash balance of $162.6 million. The report states that this projection is based on conservative assumptions and that, given recent economic performance, actual results may be better. The projected year-end balance does not include any fiscal 1997 activity that may occur after June 30, 1997, nor does it include $95.4 million to be transferred to the Stabilization Fund on account of fiscal 1996. The report notes that Commonwealth transit notes are not being issued in June 1997, as previously projected and that the $240 million of transit notes due in June 1997 are being paid with cash. The projection assumes that $240 million of Commonwealth transit notes will be issued in August 1997. The projection also assumes that the Commonwealth will issue $400 million of bond anticipation notes during fiscal 1998 in anticipation of payments to be received from the Massachusetts Turnpike Authority and the Massachusetts Port Authority in connection with the Central Artery/Ted Williams Tunnel project, as contemplated by the Metropolitan Highway system legislation approved by the Governor on March 20, 1997 and the transportation bond legislation approved by the Governor on May 16, 1997. In addition, the projection contemplates the issuance of $175 million of grant anticipation notes during fiscal 1998, in anticipation of future federal funding for the project. The fiscal 1998 ending cash balance is estimated to be $349.0 million. The cash flow statement for fiscal 1998 projects no need to borrow for operating needs under the Commonwealth's commercial paper program and notes that no short-term borrowings have been required during fiscal 1997.

         The ending balances projected in the cash flow forecasts for fiscal 1997 and fiscal 1998 are likely to differ from the estimated ending balances for the Commonwealth's operating budget for those years because of timing differences and the effect of non-budget items.

THE GOVERNMENT

         On March 11, 1997, the Legislature's Committee on Counties approved legislation that would abolish Middlesex County government and transfer its functions to the Commonwealth immediately upon final approval of the legislation. The county's debts and liabilities which are in force on July 1, 1997 would be assumed by the Commonwealth and amortized over a period of up to 25 years from assessments on the cities and towns within the county. The legislation would also bar the sale of public property to satisfy judgments against the county. On June 11, 1997, the legislation was approved by the House Committee on Ways and Means, with an effective date of June 30, 1997. As approved by the Ways and Means Committee, assessments on cities and towns would be capped at the level of the county tax paid by such city or town in fiscal 1997. The Ways and Means Committee bill contains an appropriation of approximately $24.6 million (from unexpended balances of maintenance appropriations that would otherwise revert on June 30, 1997) to provide for payments to vendors of Middlesex County Hospital and for debt service on bonds and notes issued by Middlesex County that are overdue or about to be due. The bill would also establish a task force on the valuation of county assets and liabilities that would be charged with compiling an inventory and providing for the valuation of all property of all counties in the Commonwealth for the purposes of considering the abolition of county government and the transfer of its functions, assets and liabilities to the Commonwealth. The seven-member task force, which would consist of four members of the Legislature, the Secretary of Administration and Finance, the Inspector General and the State Auditor, would be required to file a report by January 1, 1998.

         On May 21, 1997, the Senate approved legislation as part of its fiscal 1998 budget that would abolish the system of county government in all counties in the Commonwealth as of July 1, 1998. Until that date, the Secretary of Administration and Finance would be empowered to declare a fiscal emergency in any county that exhibits fiscal distress, as described in the legislation, and the Governor would be empowered to appoint a receiver for any such county. All valid liabilities and debts of the counties in force on June 30, 1998 would become obligations of the Commonwealth, as would all valid leases and contracts of the counties in force on June 30, 1997. According to the Senate Committee on Ways and Means, the counties have an accumulated debt of approximately $45 million and unfunded pension liabilities of $287.9 million.

COMMONWEALTH REVENUES

         In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 1996, approximately 70.3% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately 16.9% of such revenues, with the remaining 12.8% provided from departmental revenues and transfers from non-budgeted funds.

         The major components of State taxes are the income tax, which accounted for approximately 55.7% of total tax revenues in fiscal 1996, the sales and use tax, which accounted for approximately 21.7%, and the business corporations tax, which accounted for approximately 7.3%. Other tax and excise sources accounted for the remaining 15.3% of total fiscal 1996 tax revenues.

         INCOME TAX. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.95% is applied to income from employment, professions, trades, businesses, rents, royalties, taxable pensions and annuities and interest from Massachusetts banks; a rate of 12% is applied to other interest (although interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt) and dividends; and, as of January 1, 1996, a rate ranging from 12% on capital gains from the sale of assets held for one year and less to 0% on capital gains from the sale of certain assets held more than six years.

         Under Chapter 151 of the Acts of 1990 up to 15% of state income tax receipts are pledged to the payment of debt service on approximately $383.0 million of outstanding Fiscal Recovery Bonds issued pursuant to Chapter 151.

         Partially as a result of income tax rate increases, state income tax revenues increased by 5.8% from fiscal 1991 to fiscal 1992. Compared to the prior fiscal year, state income tax revenues increased by 0.7% in fiscal 1993, 5.9% in fiscal 1994, 5.0% in fiscal 1995 and 7.9% in fiscal 1996 and are projected to decrease by 0.3% in fiscal 1997.

         SALES AND USE TAX. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

         BUSINESS CORPORATIONS TAX. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on gross income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax. Compared to the prior fiscal year, business corporation tax revenues increased by 5.1% in fiscal 1992, 14.5% in fiscal 1993, 6.1% in fiscal 1994 and 16.4% in fiscal 1995. Fiscal 1996 tax revenues from business corporations were 3.8% lower than fiscal 1995, due primarily to an estimated $49 million reduction in the business corporations tax resulting from the application of the "single sales factor" apportionment formula for the business corporations tax. The new formula, when fully implemented, will calculate a firm's taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the current formula that takes other factors, such as payroll and property, into account.

         BANK TAX. Commercial and savings banks are subject to an excise tax of 12.54%. On July 27, 1995, the Governor approved legislation that will reduce the rate over several years to 10.5%, the same effective rate charged to other corporations. The Department of Revenue estimates that the tax cut, when fully implemented in fiscal year 1999, will result in an annual $32.3 million revenue loss, including the effect of provisions in the proposed legislation that would apply the tax to out-of-state banks and other financial institutions that are not currently taxed and that would lead to an estimated $18 million annual gain.

         For fiscal 1992, the excise tax on commercial and savings banks yielded $60.2 million, representing an increase of approximately 25.2% over fiscal 1991. Due to the settlement by the Department of Revenue of a case pending before the Appellate Tax Board, the Commonwealth paid a taxpayer commercial bank $37.0 million, thus reducing revenues from the commercial and savings bank excise tax in fiscal 1992 from $97.1 million to $60.2 million. For fiscal 1993, tax revenues from banks increased to approximately $152.9 million, or approximately 154.5% above fiscal 1992. Fiscal 1994 tax revenues from banks were approximately $199.9 million, or approximately 30.7% above fiscal 1993. Fiscal 1995 tax revenues from banks were $206 million, or approximately 3.0% above fiscal 1994. Fiscal 1996 tax revenues from banks were approximately $218.6 million, or approximately 6.2% higher than fiscal 1995. Fiscal

1997 bank tax revenues are projected to total approximately $215 million, or approximately 1.7%, below fiscal 1996.

         OTHER TAXES. Other tax revenues of the Commonwealth totaled approximately $1.637 billion in fiscal 1996, an increase of approximately 2.9% from fiscal 1995. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. Fiscal 1997 revenues from other tax revenues are projected to total approximately $1.713 billion, an increase of approximately 4.6% from fiscal 1996. Most of this increase is due to the imposition of an additional 25 cent tax on tobacco products, which is expected to result in approximately $74 million in additional tax receipts in fiscal 1997.

         ESTATE TAX REVISIONS. The fiscal 1993 budget included legislation which gradually phases down the current Massachusetts estate tax until it becomes a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for the State taxes allowed for federal estate tax purposes.

FEDERAL AND OTHER NON-TAX REVENUES

         Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and beginning in Federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"), formerly Aid to Families with Dependent Children ("AFDC"). The amount of federal revenue to be received is determined by state expenditures for these programs. Federal reimbursements in fiscal 1992 decreased by $383 million from $2.777 billion in fiscal 1991 to $2.394 billion, reflecting a decrease of $349 million in uncompensated care payments. In fiscal 1993, federal reimbursements increased to $2.674 billion as a result of increased spending for certain entitlement programs. Federal reimbursement for fiscal 1994 increased to $2.901 billion and increased further to $2.970 billion in fiscal 1995. Federal reimbursements for fiscal 1996 increased to $3.039 billion but are expected to decline to $2.903 billion in fiscal 1997 due to one-time federal reimbursements for fiscal 1996 spending.

         Departmental and other non-tax revenues are derived from licenses, registrations and fees generated through cash transactions and reimbursement and assessments for services. Annual revenues from these sources increased 11.8% from $1.187 billion in fiscal 1992 to $1.327 billion in fiscal 1993, decreased 10.5% to $1.188 billion in fiscal 1994, increased 7.2% to $1.273 billion in fiscal 1995 and decreased 5.4% to $1.208 billion in fiscal 1996. Departmental and other non-tax revenues are projected to increase 3.8% to $1.254 billion in fiscal 1997.

         Interfund transfers and other sources from non-budgeted funds totaled approximately $1.032 billion in fiscal 1996, an increase of 5.2% compared to fiscal 1995. For the budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $558.0 million, $600.2 million, $667.3 million, $709.5 million and $727.5 million in fiscal 1992 through 1996, respectively and which are expected to account for $752.7 million in fiscal 1997.

         In fiscal 1991, special laws authorized transfers among the General, Highway and Local Aid Funds to eliminate certain deficit fund balances. Legislation included within the fiscal 1993 budget prohibits, beginning with fiscal 1992, the transfer of operating funds from the Highway Fund to the General Fund.

         On September 29, 1995, the Governor signed a tribal-state compact between the Wampanoag Tribe of Gay Head and the Commonwealth which establishes the relationship between the tribe and the Commonwealth with respect to the operation of a casino in the city of New Bedford. The compact is subject to approval by the Legislature and by the United States Secretary of the Interior. The Governor also filed companion legislation that would authorize the licensing of up to 700 slot machines at each of the four race tracks now licensed in the state, as well as a casino in Hampden County. On November 9, 1995, the United States Secretary of the Interior announced that he would not approve the tribal-state compact between the Wampanoag Tribe of Gay Head and the Commonwealth until after the Legislature had approved it. The Legislature did not act on the compact prior to concluding its formal sessions on July 31, 1996. On January 17, 1997, the Governor re-filed the compact with the Legislature.

LIMITATIONS ON TAX REVENUES

         In Massachusetts efforts to limit and reduce levels of taxation have been under way for several years. Limits were established on state tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

         Chapter 62F, which was added to the General Laws by initiative petition in November, 1986, establishes a State tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in State tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. Unlike Chapter 29B, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable State tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pensions systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

         The legislation enacted in October, 1986, which added Chapter 29B to the General Laws, also established an allowable state revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilizes an allowable state revenue growth factor equal to one-third of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government, during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum state tax revenues to fund an increase in local aid and excludes from its definition of state tax revenues (i) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs.

         Tax revenues in fiscal 1992 through fiscal 1996 were lower than the limit set by either Chapter 62F or Chapter 29B. The Executive Office for Administration and Finance currently estimates that State tax revenues in fiscal 1997 will not reach the limit imposed by either of these statutes.


                                 4. RHODE ISLAND

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                        RHODE ISLAND MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Information Statement of the State of Rhode Island and Providence Plantations dated June 5, 1997. The summary does not purport to be a complete description and is current as of the date of the information statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Rhode Island municipal securities may fluctuate in value in response to a variety of factors, including the economic strength of State and local governments and the availability of federal funding.

                             OVERVIEW OF THE ECONOMY

POPULATION CHARACTERISTICS

         Rhode Island experienced modest population increases between 1980 and 1990. The 1990 United States census count for Rhode Island was 1,005,000, or 5.9% more than the 949,000 counted in 1980. While the Rhode Island population did not change significantly between 1989 and 1993, it decreased by 1.0% between 1993 and 1996. Bureau of the Census estimates from 1996 show the Rhode Island population to be 990,000. In contrast, the total United States population increased by approximately 9.7% between 1980 and 1990, 3.4% between 1990 and 1993, and 2.9% between 1993 and 1996.

PERSONAL INCOME, CONSUMER PRICES  AND POVERTY

         Per capita personal income levels in Rhode Island have been consistent with those in the United States since 1970. In addition, Rhode Island has maintained a poverty rate well below the national average. In 1995, 10.6% of the Rhode Island population was below the poverty line, while 13.8% of the population of the United States fell below the poverty line.

EMPLOYMENT

         Total employment levels in Rhode Island grew at a rate of 1.0% in 1994, 1.5% in 1995, and 0.3% in 1996. The only employment sector that declined in 1996 was manufacturing, which has experienced declining employment levels since 1985. The sector employing the greatest number of people in Rhode Island continues to be the service sector, which contributed approximately one-third of total non-agricultural employment in 1994.

ECONOMIC BASE AND PERFORMANCE

         Rhode Island has a diversified economic base which includes traditional manufacturing, high technology, and service industries. A substantial portion of products produced by these sectors is exported. Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries.

HUMAN RESOURCES

         Skilled human capital is the foundation of economic strength in Rhode Island. It provides the basis for a technologically dynamic and industrially diverse regional economy. The Rhode Island population is well-educated with 27.6% of its residents over the age of 25 having received at least an Associate's degree. In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since 1980. For the 1994-95 academic year Rhode Island spent 25% more per pupil than the national average.

                                ECONOMIC FORECAST

         The Revenue Estimating Conference incorporates a range of economic forecasts and economic information in making revenue estimates. During its May 1997 meeting, forecasts were presented by Data Resources, Inc. (DRI), the New England Economic Project (NEEP), and Regional Financial Associates. Current employment and labor force trends were also presented by the Department of Labor and Training.

         While growth will be slower than the past year, there is little recession risk for fiscal year 1997 and fiscal year 1998, with the risk growing toward the end of 1998 to approximately 30% based on the DRI/McGraw-Hill forecast.

         EMPLOYMENT. The economists generally agreed that employment would grow 1.1% for fiscal year 1997, an increase over the fiscal year 1996 growth of 0.6%. Benchmark revisions for fiscal year 1996 employment data had resulted in a reduction in non-farm employment growth from 1.3% to 0.6%. The revised fiscal year 1997 forecast reflects significant increases from the December projections of 0.3% growth for fiscal year 1997.

         There is lack of agreement over the forecast employment growth for fiscal year 1998, however. Both New England Economic Project and Regional Financial Associates estimate growth of approximately 0.6%, while DRI is more optimistic with 1.4% job growth. This is a difference between the forecasts of approximately 3,600 new jobs.

         PERSONAL INCOME. Personal income growth for fiscal year 1997 is forecast to be approximately 4.7% which is less than the 5.7% experience in fiscal year 1996. Fiscal year 1998 growth varies by forecaster between 4.0 and 4.9%. The difference in the estimates of the three economists is based on the emphasis of contributing factors. The 4.9% estimate for personal income growth is based on the assumptions that wage rates (even for unskilled workers) will continue to grow and remain at the elevated levels and that employment losses in the manufacturing sector will begin to slow through fiscal year 1998. On the other hand, the 4.0% forecast is based on the assumption that the manufacturing employment losses will continue at a fairly constant rate through fiscal year 1998.

         WAGE AND SALARY INCOME. One of the factors contributing to the differences in personal income growth is differences in estimated wage and salary income growth. The projection provided by the three economists range from 3.1% to 4.9% for fiscal year 1997 and from 2.5% to 5.6% in fiscal year 1998. Again, the differences are attributable to the level of anticipated employment losses in the manufacturing sector and to the anticipated strength of wage growth throughout the forecast period.

                     GENERAL FUND REVENUES AND EXPENDITURES

         The State draws nearly all of its revenue from a series of non-property related taxes and excises, principally the personal income tax and general retail sales and use tax, from federal assistance payments and grants-in-aid, and from earnings and receipts from certain State-operated programs and facilities. The State additionally derives revenue from a variety of special purpose fees and charges which must be used for specific purposes as required by State law.

MAJOR SOURCES OF STATE REVENUE

         TAX REVENUES. Approximately 66.3% of all taxes and departmental receipts in fiscal year 1996 were derived from the Rhode Island personal income tax and the sales and use tax. They constituted 59.0% of all general revenues.

         PERSONAL INCOME TAX. State law provides for a personal income tax on residents and non-residents (including estates and trusts) equal to a percentage of the federal income tax liability attributable to the taxpayer's Rhode Island income. Effective with the passage of Chapter 6 of the 1991 Rhode Island Public Laws, the State rate became 27.5 % of the taxpayer's federal income tax liability for the period January 1, 1991 and thereafter. However, Article 30 of the 1993 Appropriations Act provided for a second tier rate of 32.0% on the amount of a taxpayer's federal tax liability which is in excess of fifteen thousand dollars. This provision remained in effect through tax year 1993, although the Tax Administrator, using his authority to adjust rates (as described below), modified the second tier rates in October 1993. This was done to offset the effects of changes in federal tax law contained in the Omnibus Budget Reconciliation Act of 1993 (H.R. 2264).

         The Rhode Island personal income tax accounted for approximately 32.6% of the State's fiscal year 1996 general revenues.

         BUSINESS CORPORATION TAX. The business tax is imposed on corporations deriving income from sources within the State or engaging in activities for the purpose of profit or gain. Article 20 of the 1990 Budget as amended set a rate of 9.0% effective July 1, 1989. Passage of the fiscal year 1991 Reissuance of Appropriations Act provided for a surtax of 11.0% on the amount otherwise due for corporations whose taxable year ends on or after March 31, 1991 and before January 1, 1993.

         The Corporation tax was amended in 1993 to change the carry-back, carry-forward provisions from 3 years back, 15 years forward to five years forward. Two reductions to the business corporation tax were enacted as part of the fiscal year 1994 Budget; the first repealed the 11.0% surtax for corporations whose taxable years begin on or after January 1, 1994 (an extension to January 1, 1997 was enacted in 1993), and the second doubled the investment tax credit from two to four percent for investments made beginning January 1, 1994.

         Corporations dealing in securities on their own behalf, whose gross receipts from such activities amount to at least 90.0% of their total gross receipts, have been exempt from the net worth computation but are required to pay the 9.0% income tax. Regulated investment companies and real estate investment trusts and personal holding companies pay a tax at the rate of 10(cent) per $100 of gross income or $100, whichever is greater.

         SALES AND USE TAX. The State assesses a tax on all retail sales, subject to certain exceptions, and on hotel and other public accommodation rentals, as well as upon the storage, use or other consumption of tangible personal property in the State. The sales and use tax is imposed upon the retailer at the rate of 7.0% of the gross receipts from taxable sales. Included as major exemptions from the tax are: (a) food (excluding food sold by restaurants, drive-ins or other eating places) for human consumption off the premises of the retailer; (b) clothing; (c) medicines sold on prescription; (d) fuel used in the heating of homes and residential premises; (e) domestic water usage; (f) gasoline and other motor fuels otherwise specifically taxed; (g) sales of tangible property and public utility services when the property or service becomes a component part of a manufactured product for resale, or when the property or service is consumed directly in the process of manufacturing or processing products for resale and such consumption occurs within one year from the date such property is first used in such production; (h) tools, dies and molds and machinery and equipment (including replacement parts thereof) used directly and exclusively in an industrial plant in the actual manufacture, conversion or processing of tangible personal property to be sold; (i) sales of air and water pollution control equipment for installation pursuant to an order by the State Director of Environmental Management; and (j) sales of boats or vessels to nonresidents for use outside the State.

         OTHER TAXES. In addition to the above described taxes, the State imposes various fees, taxes and excises for the registration of domestic and foreign corporations, the sale of liquor and other alcoholic beverages, the registration of motor vehicles and the operation of pari-mutuel betting.

         DEPARTMENTAL REVENUES. The largest category of departmental earnings is the group defined as licenses and fees, due largely to the assessment of the hospital licensing fee. There was a one year hospital licensing fee, which yielded $77.3 million in fiscal year 1995. The fiscal year 1996 Appropriations Act extended the fee one year but at a lower rate generating $37.5 million. The fiscal year 1997 Appropriations Act extended the fee for an additional year at the same rate of 2.2%. The fiscal year 1998 budget would extend the fee for an additional one year. The second largest category of revenue is sales and services, which includes disproportionate share revenues. Other departmental revenues include various miscellaneous receipts such as investment earnings on General Fund balances.

         RESTRICTED RECEIPTS. In fiscal year 1996, the State received a total of $92.8 million in restricted receipts excluding transfers into the General Fund, based upon audited statements. These reflect various specialized fees and charges, interest on certain funds and accounts maintained by the State and private contributions and grants to certain State programs. Such receipts are restricted under State law to offset State expenditures for the program under which such receipts are derived.

         OTHER SOURCES. The largest component of Other Sources is the transfer from the State Lottery. The State Lottery Fund was created in 1974 for the receipt and disbursement of revenues of the State Lottery Commission from sales of lottery tickets and license fees.

         For fiscal year 1996, Lottery transfers totaled $90.4 million based on audited statements.

         The second largest single component of Other Sources is the gas tax transfer from the Intermodal Surface Transportation Fund. Gasoline tax receipts not dedicated for use by transportation agencies became available to the general fund. This amounted to $38.3 million in fiscal 1996.

         Other Miscellaneous Sources in fiscal year 1996 totaled $59.9 million based upon audited statements. It included $14.6 million in prior year Medical Assistance recoveries, $14.5 million in DEPCO excess payments, $3.8 million in settlements for employee medical costs and numerous other recoveries and adjustments.

         FEDERAL RECEIPTS. In fiscal year 1996, the State collected receipts of $863.5 million from the federal government, representing grants-in-aid and reimbursements to the State for expenditures for various health, welfare and educational programs and distribution of various restricted or categorical grants-in-aid.

         Federal grants-in-aid reimbursements are normally conditioned to some degree, depending on the particular program being funded, on matching resources by the State ranging from a 50% matching expenditure to in-kind contributions. The largest categories of federal grants and reimbursements are made for medical assistance payments for the indigent (Title XIX) and Aid to Families with Dependent Children (AFDC). The federal participatory rate for these two programs are recalculated annually, and the major determinant in the rate calculation is the relative wealth of the State. The federal match rate is 53.9% as of October 1, 1996.

                                REVENUE ESTIMATES

         Current statutes require that a Revenue Estimating Conference convene no less than three times a year: October, December and May. The following paragraphs describe the revisions made at the May 1997 Revenue Estimating Conference to both the enacted estimates and those adopted in December for fiscal years 1997 and 1998.

         FISCAL YEAR 1997. The fiscal year 1997 estimate was revised upward by $66.1 million over the enacted level and $33.5 million over the revised estimate made at the December Revenue Estimating Conference. This is a revision of 3.8% to the enacted estimate and 1.9% over December. The estimate includes adjustments resulting from passage of the fiscal year 1997 Supplemental Appropriations Act, 97-H-5248, Substitute A.

         The largest revision was a $27.9 million increase in estimated personal income taxes over the December estimate. This was an increase of $42.2 million to the enacted estimate. The revisions to the December estimate were: $10.6 million increased for estimated filings, $8.4 million increase in final payments, $0.2 million decrease in estimated refunds, and an $8.7 million increase in estimated withholding payments. The Conference adopted estimated payments of $129.0 million, growth of 12.9% over fiscal year 1996, reflecting market activity. Refunds are estimated to be 4.3% above fiscal year 1996. Withholding growth is estimated at 4.9%.

         Total general business taxes estimates were within $0.5 million of the December estimate with gains in Corporate Income Tax ($10.8 million) and Public Utilities Gross

Earnings Taxes ($3.3 million) being offset by lower estimates for financial institutions ($10.9 million), insurance companies ($2.0 million), and bank deposit taxes ($1.1 million).

         Estimated sales tax revenues of $488.5 million reflects 6.4% growth over fiscal year 1996 receipts. The estimate is $4.1 million over the December estimate. There was little change to the December estimates for the other sales and use type taxes.

         Other adjustments include: an increase of $1.8 million in inheritance taxes; a downward revision of $3.0 million for department earnings; and a $3.3 million increase to lottery revenues. The lottery estimate change includes a $6.9 million increase to the video lottery terminal estimate and a $1.0 million increase to the KENO estimate offset by a decrease of $4.6 million to the December estimate for the regular games, including Powerball.

         The estimate also contains adjustments to the December estimates that are included in the Governor's Budget that do not require legislation, a reclassification in reappropriations of $12.2 million to surplus, plus changes to current law contained in 97-H-5742, Substitute A.

         FISCAL YEAR 1998. The fiscal year 1998 estimate was revised upward by $34.3 million over the December Conference estimates primarily as a result of larger fiscal year 1997 estimates. The discussion that follows details the revisions made based on current law.

         Personal income tax revenues are estimated to grow 3.0% to $642.5 million for fiscal year 1998. This is an increase of $25.5 million from the December estimate. The overall estimate for personal income tax reflects: 2.3% growth on estimated returns; 2.8% growth on final payments; an increase of 2.9% to refunds; and, 3.2% growth for withholding receipts. The estimate reflects a forecast end to the marked stock market growth fueling fiscal year 1997 returns, and slower growth in withholdings.

         Total business taxes are estimated at $193.4 million, which is a decrease of $4.1 million from the December estimate. The estimate is $25.0 million below the revised fiscal year 1997 estimate, reflecting zero percent adjusted growth on most sources combined with decreases due to tax law changes lowering the public utilities gross earnings tax on energy used in manufacturing, the telephone tax, electric utility restructuring, eliminating the bank deposits tax on banks, ending the nursing home tax in September, and the non-recurrence of $7.7 million for financial institutions.

         Estimated sales tax revenues of $502.9 million are $2.9 million above the December estimate reflecting 3.3% adjusted growth over fiscal year 1997. Estimates for other taxes and departmental earnings were adjusted based upon the revisions to the fiscal year 1997 estimates. The decrease from fiscal year 1997 to fiscal year 1998 for licenses and fees reflects the end of the tax on hospitals at the end of fiscal year 1997 under current law.

         Lottery estimates were increased $9.8 million solely as a result of increased video lottery terminal estimates. The Conference members agreed to a video lottery terminal estimate reflecting 12.5% growth, down from the 30 plus percent growth of recent periods.

                                  EXPENDITURES

         Expenditures for fiscal year 1997 reflect General Fund appropriations which were enacted on July 18, 1996, as modified by the Supplemental Appropriations Bill enacted on May 17, 1997. Revenues for fiscal year 1997 reflect the May 1997 Revenue Estimating Conference consensus estimates. General Revenues for fiscal year 1998 are predicted upon consensus estimates of the Revenue Estimating Conference of May 1997, as adjusted by net revenues changes recommended by the Governor in the amount of $63.7 million. Expenditures for fiscal year 1998 reflect the Governor's recommended budget submitted to the Legislature in February 1997.

         The State is required to enact and maintain a balanced budget. In the event of a budgetary imbalance, the available free surplus will be reduced and/or additional resources (i.e., taxes, fines, fees, licenses, etc.) will be required and/or certain of the expenditure controls will be put into effect. A combination of these measures will be utilized by the State in order to maintain a balanced budget.

                                  INDEBTEDNESS

         Under the State Constitution, the General Assembly has no power to incur State debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, the limitation stated above has been judged to include all debts of the State for which its full faith and credit are pledged, including general obligation bonds and notes; bonds and notes guaranteed by the State; and debts or loans insured by agencies of the State, such as the Industrial-Recreational Building Authority. However, non-binding agreements of the State to appropriate monies in aid of obligations of a State agency, such as the provisions of law governing the capital reserve funds of the Port Authority and Economic Development Corporation, now known as the Rhode Island Economic Development Corporation, Housing and Mortgage Finance Corporation, or to appropriate monies to pay rental obligations under State long-term leases, such as the State's lease agreements with the Convention Center Authority and the Resource Recovery Corporation, are not subject to this limitation.

         DIRECT DEBT. Direct debt is authorized by the voters as general obligation bonds and notes. As of June 1, 1997, the State had $699,465,036 of bonds outstanding and $388,627,176 of authorized but unissued direct debt.

         GUARANTEED DEBT. Guaranteed debt of the State includes bonds and notes issued by or on behalf of certain agencies, commissions, and authorities created by the General Assembly and charged with enterprise undertakings, for the payment of which debt the full faith and credit of the State are pledged in the event that the revenues of such entities may at any time be insufficient. These include the Blackstone Valley District Commission, the Rhode Island Turnpike and Bridge Authority, and the Narragansett Bay Water Quality Management District Commission. As of June 1, 1997, these entities had bonds outstanding of $54,887,449 and $1,514,000 of authorized but unissued debt.

         FREE SURPLUS. State law provides that all unexpended or unencumbered balances of general revenue appropriations, whether regular or special, shall lapse to General Fund surplus at the end of each fiscal year, provided, however, that such balances may be reappropriated by the Governor in the ensuing fiscal year for the same purpose for which the monies were originally appropriated by the General Assembly. Free surplus is the amount available at the end of any fiscal year for future appropriation by the General Assembly.

         The State is required to enact and maintain a balanced budget. In the event of a budgetary imbalance, the available free surplus will be reduced and/or additional resources (i.e. taxes, fines, fees, licenses, etc.) will be required and/or certain of the expenditure controls will be put into effect.

         A combination of these measures will be utilized by the State in order to maintain a balanced budget.

                                   APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS1/


         The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P"), and FITCH IBCA, Inc. ("FITCH IBCA") represent their opinions as to the quality of various debt securities, and are not absolute standards of quality. Debt securities with the same maturity, coupon and rating may have different yields, while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may, from time to time, revise such ratings, they undertake no obligation to do so.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                            FOUR HIGHEST BOND RATINGS

         AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower then the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investments attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA Bonds which are rated Baa are considered as medium grade obligations, since they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any greater length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

---------------------------

1/As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may, from time to time, revise such ratings, they undertake no obligation to do so.

         Note: Those bonds in the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes are designated by the symbols Aa1, A1 and Baa1.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                            FOUR HIGHEST BOND RATINGS

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is still strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                        DESCRIPTION OF FITCH IBCA, INC.'S
               FOUR HIGHEST INTERNATIONAL LONG-TERM CREDIT RATINGS

         When assigning ratings, FITCH IBCA considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

         Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as 'AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term category.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, such as long-term secular trends, may be less important over the short run.

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

                  Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                       RATINGS OF TAX-EXEMPT DEMAND BONDS

         S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

                        DESCRIPTION OF FITCH IBCA, INC.'S
               TWO HIGHEST INTERNATIONAL SHORT-TERM CREDIT RATINGS

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                       TWO HIGHEST SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually short-term senior debt obligations having an original maturity not in excess of one year.

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                      TWO HIGHEST COMMERCIAL PAPER RATINGS

         A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligations is still strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

INVESTMENT ADVISERS                                        BOSTON 1784 FUNDS(REGISTRATION MARKET)

BankBoston, N.A.                            BOSTON 1784 TAX-FREE MONEY MARKET FUND
100 Federal Street                          BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
Boston, Massachusetts 02110                 BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
                                            BOSTON 1784 PRIME MONEY MARKET FUND
Kleinwort Benson Investment                 BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND
Management Americas Inc.                    BOSTON 1784 SHORT-TERM INCOME FUND
75 Wall Street                              BOSTON 1784 INCOME FUND
New York, New York 10005                    BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
                                            BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
DISTRIBUTOR                                 BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
                                            BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
SEI Investments Distribution Co.            BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
1 Freedom Valley Drive                      BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
Oaks, Pennsylvania  19456                   BOSTON 1784 ASSET ALLOCATION FUND
                                            BOSTON 1784 GROWTH AND INCOME FUND
ADMINISTRATOR                               BOSTON 1784 GROWTH FUND
                                            BOSTON 1784 SMALL CAP EQUITY FUND
SEI Fund Resources                          BOSTON 1784 LARGE CAP EQUITY FUND
1 Freedom Valley Drive                      BOSTON 1784 INTERNATIONAL EQUITY FUND
Oaks, Pennsylvania  19456

LEGAL COUNSEL

Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania  19103                 STATEMENT OF ADDITIONAL INFORMATION

CUSTODIAN

BankBoston, N.A.                                  OCTOBER 1, 1997, AS SUPPLEMENTED
100 Federal Street                                NOVEMBER 5, 1997, DECEMBER 2, 1997
Boston, Massachusetts 02110                       AND FEBRUARY 27, 1998

----------------------------------------------------
Boston 1784 Funds(REGISTRATION MARK):
   [BULLET] are not insured by the FDIC or any other governmental agency;
   [BULLET] are not guaranteed by BankBoston, N.A. or any of its affiliates;
   [BULLET] are not deposits or obligations of BankBoston, N.A. or any of its affiliates; and
   [BULLET] involve investment risks, including possible loss of principal.

BankBoston, N.A. serves as investment adviser, shareholder servicing agent and custodian for Boston 1784 Funds. Boston 1784 Funds are distributed by SEI Investments Distribution Co., a party independent of BankBoston, N.A. and any of its affiliates. Financial Services Counselors are registered representatives of BankBoston Investor Services, Inc., (member NASD/SIPC) a wholly-owned subsidiary of BankBoston, N.A.